UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2020

Date of reporting period: June 30, 2020

Item 1.	Reports to Stockholders.

NEW COVENANT FUNDS®

SEI New ways. New answers.®

June 30, 2020

ANNUAL REPORT

New Covenant Funds

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-835-4531. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

newcovenantfunds.com

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2020 (Unaudited)

To Our Shareholders:

The fiscal year ending June 30, 2020 began with strong returns in the equity markets over the final half of 2019. After hitting all-time highs in February, concerns about the international spread of a novel coronavirus (COVID-19) dominated investor concerns, and by the end of March most equity indexes had fallen into bear-market territory. Plans to reopen economic activity and developments in the race for COVID-19 treatments encouraged investors in April and May; global financial markets rallied sharply amid renewed “risk-on” sentiment but still finished below their peaks from earlier in the year. Despite tension around a U.S.-China trade deal and ongoing Brexit concerns in late 2019, the lingering effects of COVID-19 demanded plenty of attention from investors.

The Federal Reserve (Fed) cut interest rates three times prior to March. The Fed’s accommodative turn in monetary policy midway through the reporting period included an early conclusion in August to its balance-sheet reduction program that came amid below-target inflation and uncertainty about trade developments. Two off-cycle moves in the final month brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy.

The European Central Bank (ECB) sought to provide fresh stimulus following its mid-September meeting by reducing its deposit rate from -0.40% to a record low of -0.50%—and adopting a new system to offset possible consequent bank-reserve losses. Christine Lagarde succeeded Mario Draghi as ECB President in November. The ECB restarted its asset-purchase program in November with a monthly pace of €20 billion and stated it intends to continue to fully reinvest the principal payments from maturing securities purchased under the program. In response to COVID-19, the ECB announced a new quantitative easing (QE) package in March—the Pandemic Emergency Purchase Programme—amounting to €750 billion, which should bring total QE-related asset purchases to more than €1.3 trillion in 2020.

The Japanese yen, typically viewed as a “safe-haven” asset in “risk-off” environments, finished the period 0.2% higher against the U.S. dollar, while the Bank of Japan held monetary policy stable and signaled it did not intend to raise rates before 2023. The Chinese yuan finished the fiscal year down 3.0% against the U.S. dollar as trade-related tensions initially drove the exchange rate to an 11-year low in September. The currency rebounded some after confidence grew that a limited U.S.-China trade agreement would be reached but faltered again as COVID-19 worries grew early in 2020.

West Texas Intermediate crude-oil prices stayed mostly range-bound over the first half of the reporting period. From January onward, the commodity became a victim of an oil-production impasse between Saudi Arabia and Russia and travel restrictions that sapped usage due to the coronavirus pandemic. Between the high toward the end of 2019 and the April lows, crude-oil prices fell over 80%. Record supply cuts and a pickup in global fuel demand toward the end of the reporting period helped drive a partial price recovery, and oil finished down about 32% for the 12-month period.

Geopolitical Events

Market volatility accelerated in the first quarter of 2020 following concerns about COVID-19 and its eventual economic effect: A deadly strain originated in Wuhan, China, and began spreading at an exponential pace. As the outbreak spread to other countries, governments issued stay-at-home orders, and public health leaders preached “social distancing” in order to “flatten the curve” (that is, slow the rate of transmission in order to provide health systems time to manage the viral outbreak). Beyond the threat to public health, the outbreak and resulting containment measures evoked concerns about the potential halt to global economic activity. April saw the official infection rate more than triple to over three-million cases worldwide, while in the U.S., the total recorded number of COVID-19-related deaths neared 130,000 by late June—out of about 500,000 total worldwide. Nevertheless, stocks advanced globally almost without exception over the last three months of the period as forward-looking investors attempted to spot sources of encouragement.

The United States-Mexico-Canada trade agreement was ratified by all three countries in December and officially replaced the North American Free Trade Agreement just after the reporting period ended on July 1. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French

New Covenant Funds / Annual Report / June 30, 2020	1

NEW COVENANT FUNDS — JUNE 30, 2020 (Unaudited) (Continued)

plans for a digital tax that would have targeted US-based multi-national technology companies. The prospect of a digital tax re-surfaced in other countries—including the U.K., Italy, Austria and Turkey—which prompted more threats of retailiatory tariffs by Treasury Secretary Steven Mnuchin. Sajid Javid, the UK’s former Chancellor of the Exchequer, disappointed Secretary Mnuchin by explaining during a joint interview in late January at the World Economic Forum that the U.K. would prioritize trade negotiations with the EU over a deal with the U.S.

China and the U.S. formalized a “phase one” trade deal in mid-January that offered tariff relief to China (via the reduction of existing tariffs and the delay of additional scheduled tariffs). In exchange, China committed to purchasing $200 billion in U.S. products over a two-year period; addressing its long-standing practice of forcing the transfer of intellectual property and technology to Chinese counterparts in exchange for access to the Chinese market; and promising to continue opening its financial-services industry to foreign investors. The tense U.S.-China relationship was stressed in May by a U.S. push for more transparency in the ownership of U.S.-listed Chinese companies and the U.S. government’s barring of certain Chinese holdings from its retirement plans.

President Trump’s impeachment trial ended with an acquittal by the U.S. Senate in February—even as the U.S. media surfaced corroborating first-hand accounts of President Trump directing underlying events central to the articles of impeachment. The Democratic presidential primary process neared completion with Joe Biden, considered to represent the more moderate wing of the Democratic Party, as the likely nominee.

Boris Johnson succeeded Theresa May as prime minister in the U.K. early in the fiscal year but faced sharp resistance from the outset of his tenure; however, the UK’s Conservative Party consolidated its power in a mid-December election—winning a majority of seats in the House of Commons and gaining approval for Prime Minister Boris Johnson’s EU departure deal. The country officially left the EU at the end of January 2020, giving way to an 11-month transition period to negotiate terms of the future U.K.-EU relationship. Johnson emerged from his personal battle with COVID-19 in April, having been hospitalized in intensive care and temporarily deputizing Foreign Secretary Dominic Raab to fulfil his role while incapacitated.

Elsewhere, after months of demonstrations, protesters in Hong Kong saw some success when a proposed law that would have allowed for extradition to mainland China was withdrawn. Protests continued, however, amid a reported increase in China’s police presence and undercover activity, although coronavirus concerns put an end to most large-scale demonstrations. China passed a new national security law for Hong Kong in June, categorizing an array of subversive activities as criminal behavior and carrying sentences as steep as life imprisonment. The ruling also enables Beijing to supervise and intervene in the policing of these activities, as well as the final word on interpreting the law, marking a significant dilution of the “one country, two systems” governance ethos that has defined the relationship since the U.K.’s handoff of Hong Kong to China in 1997.

Economic Performance

The U.S. economy grew by a seasonally-adjusted annualized 2.0% in the second quarter of 2019 as a decline in exports and inventory builds countered robust consumer spending. The third quarter saw a slight increase in annualized growth at 2.1%, as the robust U.S. labor market helped to support the moderate pace of activity, allowing the 10-year expansion to continue despite decelerating global trends. Economic growth again registered 2.1% in the fourth quarter, driven by an increase in net trade but weakened by a sharp slowdown in consumer spending. The third estimate for gross domestic product (GDP) in the first quarter of 2020 saw a decline of 5.0%, the largest decline since the global financial crisis. GDPNow, not an official forecast but a model of real GDP growth by the Federal Reserve Bank of Atlanta, estimated an almost 35% drop for the second quarter at the end of the reporting period. The abrupt halt to the 10-year economic expansion came amid mandated lockdowns throughout most of the country.

The U.S. unemployment rate touched a 50-year low of 3.5% during the fiscal year before jumping as high as 14.7% in April and settling at 11.1% in the final reading; the number of Americans filing for initial unemployment benefits hit record numbers as many non-essential businesses were forced to close in the wake of the pandemic. The labor-force participation rate ended at 61.5%, down from 63.0% a year earlier. Average hourly earnings gained 5.0% over the year, as the increase in unemployment tended to hit lower-wage workers hardest.

Broad economic growth in the eurozone slowed to its weakest pace since records began in 1995 during the first quarter of 2020; the 14.4% annualized decline far exceeded that in the U.S. as measures imposed to limit the spread

2	New Covenant Funds / Annual Report / June 30, 2020

of COVID-19 reflected the closing of everything from restaurants to factories. The magnitude and speed of the contraction solidified the case for continued accommodative policy by the ECB for some time.

The Bank of England’s Monetary Policy Committee cut the Bank Rate to 0.1%, the lowest in the 325-year history of its lending rate, during the fiscal year. It also announced a £200 billion asset-purchase program, mostly of government bonds, to be conducted at a monthly pace that will eclipse previous rounds of QE. Additionally, it launched a so-called funding-for-lending scheme to spur banks to lend to small- and medium-sized enterprises as well as a commercial paper facility with no cap limit, both to be financed by central-bank reserves. Following its mid-June meeting, the central bank announced that it would expand its stock of asset purchases (from an initial £200 billion increase announced in March) by another £100 billion, to £745 billion. The U.K. economy shrank 1.6% seasonally-adjusted at annual rates through the first quarter of 2020, its weakest level in over 10 years.

Japanese GDP contracted 7.1% in seasonally-adjusted annualized terms in the fourth quarter of 2019 as the country’s sales tax hike weakened consumer and business spending; an additional 2.2% decline in the first quarter of 2020 confirmed that Japan had fallen into recession for the first time in over four years. The Bank of Japan expanded monetary stimulus as pandemic pain worsened late in the period. Meanwhile, GDP in China shrank by 6.8% year-on-year and seasonally-adjusted in the first quarter of 2020, its worst pace in several decades, as consumer spending, exports and fixed-asset investments all were affected by the lockdowns in January and early February.

Market Developments

The S&P 500 Index finished the fiscal year up 7.51%, despite falling over 30% from peak to trough in February and March. Prior to the coronavirus onset, investors enjoyed the continuation of the modest U.S. economic expansion, reasonably strong corporate profitability and accommodative Fed monetary policy. Over the full reporting period, mega-large-cap stocks, a narrow group of companies with unusually large weights in the broad equity index, outperformed, and growth companies in the information technology sector generally led, while many value stocks underperformed. Commodity-sensitive stocks, particularly those within the energy sector, lagged the most.

U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 7.48%; small-cap stocks (Russell 2000 Index) were hit harder in the coronavirus-driven selloff toward the end of the year, as investors tended to avoid smaller companies with lesser financial strength, and finished the period down 6.63%.

Despite continued accommodative monetary policy from the ECB, European equities lagged, as fears over trade wars and COVID-19 grew. The MSCI Europe Index (Net) fell 6.78% in U.S. dollar terms and was 5.71% lower in euros; the euro finished down 1.14% versus the U.S. dollar for the period. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, climbed 2.11% in U.S. dollar terms.

The FTSE UK Series All-Share Index was hit hard in the second half of the year; the index lost 15.55% in U.S. dollar terms over the full reporting period, while it fell 12.99% in sterling.

Emerging-market equities were down. Despite gaining 18.08% in the final quarter, the MSCI Emerging Markets Index (Net) finished the reporting period down 3.39% in U.S. dollar terms. U.S.-China trade news generally drove performance for the first six months; however, a mid-period rally after the U.S. and China agreed to a “phase-one” trade deal was wiped out after COVID-19 concerns accelerated.

Global government bonds outperformed global high-yield bonds as the rapid worldwide escalation of COVID-19 at the end of the period hit the bond market’s most economically sensitive sectors the hardest. The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was off 1.17% during the reporting period, while global fixed income, as measured by the Bloomberg Barclays Global Treasury Index, did better and climbed 3.75%.

A continuing theme for U.S. fixed-income markets was the inverted yield curve. In August, the spread between

2-year and 5-year Treasurys yields inverted, as did the spread between 3-year and 5-year Treasurys. Notably, the spread between 3-month and 10-year rates inverted for only the second time in about 12 years early in the reporting period, a signal of impending recession to some market watchers. The differential reverted in October, turned negative again for a short time in February, and then stayed in positive territory from March onward.

New Covenant Funds / Annual Report / June 30, 2020	3

NEW COVENANT FUNDS — JUNE 30, 2020 (Unaudited) (Continued)

Yields for 10-year U.S. government bonds ended the period down 134 basis points at 0.66%, after hitting an all-time low of 0.54% in March as investors rushed to “safe-haven” securities; 2-year yields declined during the fiscal year to finish down 159 basis points at 0.16%.

Inflation-sensitive assets, such as commodities and Treasury inflation-protected securities, were mixed. The Bloomberg Commodity Total Return Index (which represents the broad commodity market) finished down 17.38% over the full one-year period, after an oil-production impasse between Saudi Arabia and Russia created a downdraft in the oil market around the same time that demand contracted due to the coronavirus pandemic; the Bloomberg Barclays 1-10 Year US TIPS Index (USD) moved 5.75% higher during the reporting period.

U.S. investment-grade corporate debt was higher; the Bloomberg Barclays US Corporate Investment Grade Index returned 9.50% as investors remained eager to buy higher-yielding securities. U.S. asset- and mortgage-backed securities also managed to rise during the fiscal year.

Despite coronavirus concerns and the steep drop in global oil prices, which led to a declining outlook for economic growth in the region, the J.P. Morgan Global Bond Index-Emerging Markets (GBI-EM) Global Diversified Index, which tracks local-currency-denominated EM bonds, declined 2.82% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), eked out a 0.49% gain for the fiscal year.

Our view

Despite mounting infections, hospitalizations and deaths from the pandemic—as well as the unprecedented stoppage of global economic activity—stock markets around the world managed to mount a resounding comeback over the final quarter of the fiscal year.

Our working assumption is that there will likely be another significant wave of infections going into the fall-to-winter flu season. The question is, how disruptive will it be to the global economy?

Investors seem to be ignoring the possibility that, even if a sustainable recovery gets under way, it may be a long time before most companies achieve previous levels of profitability. The after-tax profit margins of U.S. domestic businesses were already on a declining trend before the onset of the virus and shelter-in-place orders.

Margins will likely remain well below their previous peaks around the globe as long as the COVID-19 is a severe health threat. Most businesses, to one degree or another, are expected to endure lower sales, higher costs and a decline in productivity. There also will probably be a deadweight loss for industries needing extra inventory on hand in order to guard against future shortages and supply-chain disruptions caused by periodic flare-ups of the virus. “Just-in-time” inventory management will turn into “just-in-case” inventory management, tying up cash. Supply chains will likely be diversified over time, a process that was already under way as a result of the trade war between China and the US.

The extraordinary March-to-April lockdown in the U.S. necessitated fiscal measures unparalleled in scope and speed of implementation. The result has been a tsunami of red ink. The Congressional Budget Office projected the deficit will reach nearly 18% of U.S. gross domestic product (GDP) in 2020 and improve to only 10% of GDP in 2021. U.S. debt relative to GDP is forecast to rise to 108% by the end of fiscal year 2021 versus 79% at the end of fiscal year 2019.

These are unsettling numbers. Many investors wonder whether such a surge in government debt will provoke an economic crisis even after the pandemic runs its course. We don’t think that it will. The U.S. has a large, dynamic economy and deep capital markets. If investors were truly concerned about the long-run fiscal viability of the U.S., the value of its currency would have been falling more convincingly and long-term U.S. interest rates would have been going up (not down).

The policies pursued by the Fed have also served to keep interest rates low. Its balance sheet has ballooned this year, far exceeding the increases logged by the ECB or the BOJ.

The U.S. certainly is not alone in engaging in a huge fiscal response that is then monetized by the central bank. In our opinion, governments are treating the fight against COVID-19 like they would a war. As many resources as possible are being thrown into the fight, supported by debt issuance that is absorbed primarily by the central banks.

4	New Covenant Funds / Annual Report / June 30, 2020

Those who remember the 1970s are understandably worried by the inflationary potential of such extraordinary debt monetization. If it does lead to inflation, it probably won’t be any time soon, in our opinion. Given our view that the economy will remain below full utilization of labor or productive capacity for the next few years, we believe inflation is unlikely to break out of the 0%-to-3% range it has been in for much of the past decade.

Investors do not seem too concerned about the speed of Europe’s economic recovery or the impact of the health crisis on countries’ fiscal positions. The bond yields of the most economically-fragile European countries remain close to those of German bund yields, although spreads have widened from pre-pandemic levels. The ECB has been quite successful in short-circuiting the liquidity crisis and flight-to-safety that threatened the euro area’s financial structure.

This laid-back view would be severely challenged if the 27 members of the EU fail to approve a €750 billion emergency fund when the EU’s leaders meet again in July. Although Germany has joined forces with France to push the package forward, there is still resistance from the likes of the Netherlands, Sweden, Denmark and Austria. There is disagreement, for example, over the split between grants and loans. Italy and Spain would be the biggest beneficiaries of grants to help offset their current fiscal dilemmas, while the remainder of the package would be distributed as conditional loans. Paying for the grants is an even greater source of contention. The European Commission (EC) would be empowered to issue long-term bonds, which would be paid down by giving the EC taxation authority (a power it currently does not have). The only alternative would be to increase contributions from member states (a bigger problem now that the U.K. is leaving the EU) or enact spending cuts in other parts of the EU budget.

Speaking of the U.K., the COVID-19 crisis has pushed Brexit concerns off the front pages. As the 31 December transition deadline nears, it could become an economic factor nearly as important as a second wave of the virus. If a deal on the UK-EU trading relationship is to be delivered before year-end, it probably should be concluded by the end of October so that countries have time to approve the treaty into law. Any free-trade agreement would require the U.K. to agree to permanently align its rules and regulations to those of the EU on an array of matters. The U.K. would essentially bear much of the EU membership cost without having a voice at the table that sets the rules. It is becoming increasingly likely that there either will be a modest agreement that includes tariffs or, in the worst-case scenario, a no-deal result that falls back on the World Trade Organization’s most-favored-nation rules.

While many factors determine equity performance, in the emerging-market space it has correlated with the extent of economic disruption caused by the virus. Asian and central European countries have pulled back the most on their mandates to restrict movement and social interaction. Latin America and India have eased some of those constraints, but not nearly as much as the other two regions. We continue to keep close tabs on China, as it was the first to lock down and first to unlock activity. We expect recovery patterns elsewhere in the world to follow that of China.

Central banks in the emerging world are also doing their part to help restore their economies. Interest rates have come down in almost every country in recent months to record-low levels in many cases. In addition, a dozen emerging-country central banks—including those with shakier reputations, such as South Africa and Turkey—are either buying or planning to purchase their government’s debt. We think this debt-monetization may lead to an inflation problem in the future.

It’s been said many times that bull markets climb a wall of worry. Maybe now they must learn to swim through waves of worry that include:

•	The possibility of a second wave of COVID-19 infections forcing another round of extensive lockdowns and shelter-in-place orders that could lead to a double-dip recession

•	A possible break down of political consensus regarding the way forward as economies struggle to regain strength

•

The likelihood that economic recovery will take at least a year, and likely longer—and that few economies are likely to rebound fully to pre-pandemic levels, even if most countries manage to avoid a disruptive second wave of the virus

New Covenant Funds / Annual Report / June 30, 2020	5

NEW COVENANT FUNDS — JUNE 30, 2020 (Unaudited) (Concluded)

•

Expectations that companies will face higher costs and increased inefficiencies; that taxes will almost certainly rise across many economies in the years ahead; and that bankruptcies and defaults will climb as government aid programs end

We believe that an ebb and flow of assorted concerns in the coming months will continue to spark volatility across financial markets. Such periods of instability are expected in any long-term investing plan; as such, SEI is just as prepared as always to navigate the current wave of deep uncertainty.

Sincerely,

William T. Lawrence, CFA

Head and Chief Investment Officer of Traditional Asset Management

6	New Covenant Funds / Annual Report / June 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. A modest amount of dividend income may be provided by the Fund’s equity securities.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (SIMC). The sole sub-adviser as of June 30, 2020, was Parametric Portfolio Associates LLC (Parametric). There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2020, the Fund returned 7.18%. In order to provide broader exposure to U.S. equity markets, the Fund changed its investment strategy during the reporting period. In connection with this strategy change, the Fund’s primary benchmark was changed from the Russell 1000® Index to the Russell 3000® Index, effective December 18, 2019. The Russell 1000® Index returned 9.19% for the period from July

1, 2019 through December 18, 2019, while the Russell 3000® Index returned -2.29% for the period from December 18, 2019 through June 30, 2020. Over the full fiscal year, the Russell 3000® Index returned 6.53%.

IV. Fund Attribution

The fiscal year ended up producing positive returns for equity investors after a year full of volatility as investors struggled to account for the economic effects of the COVID-19 pandemic. While the initial reaction to the virus in March 2020 resulted in a sharp drop in equities, markets recovered most of the losses over the next three months as monetary and fiscal stimulus actions taken by the U.S. government to help the economy were viewed positively by investors.

Information technology and consumer discretionary were the best-performing sectors during the full fiscal year. Both sectors especially benefited over the final quarter of the period as investors perceived them to provide a solution to the problems caused by the pandemic. Information technology led as a large portion of the domestic workforce began working from home during the lockdowns; consumer discretionary also outperformed as the sector benefited from stay-at-home orders and an increase in online shopping. Energy was the worst-performing sector as global fossil-fuel consumption plummeted due to a sharp decrease in global travel as the virus spread; financials also underperformed as lower rates impacted the profit margins of banks.

In this environment, the Fund outperformed as its ESG tilt had a positive effect on performance. Sectors that held up better in the downturn—such as information technology, health care and consumer staples—typically were not prohibited by the Fund’s ESG guidelines; as a result, the Fund was overweight those names during the period. Underweights to real estate and industrials—as a result of their ESG screens—were also beneficial as both sectors underperformed due to the effects of the pandemic.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund	7.18%	9.65%	8.45%	11.71%	4.86%
Russell 3000® Index	6.53%	10.04%	10.03%	13.72%	11.68%
Russell 1000® Index	7.48%	10.64%	10.47%	13.97%	11.76%

New Covenant Funds / Annual Report / June 30, 2020	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Growth Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, versus the Russell 3000® Index and Russell 1000® Index.

1

For the periods ended June 30, 2020. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

8	New Covenant Funds / Annual Report / June 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (SIMC). The Fund utilized the following sub-advisers as of June 30, 2020: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2020, the Fund returned 5.91%. The Fund’s primary benchmark—the Bloomberg Barclays Intermediate US Aggregate Bond Index—returned 6.60%.

IV. Fund Attribution

An escalation of trade tensions between the U.S. and China early in the fiscal year created uncertainty in the market. Soon after the signing of a “phase one” trade deal in January appeared to calm investor concerns, market volatility escalated as the COVID-19 virus began to spread rapidly from China around the globe, resulting in a global pandemic. As noted in the shareholder letter, governments induced economic shutdowns and shelter-in-place orders, caused a severe contraction of economic activity. The Federal Reserve (Fed) lowered rates three times in 25-basis-point increments prior to the virus outbreak; the central bank then helped support markets as the virus impact magnified, with two emergency meetings in March that lowered the federal-funds target rate by 150 basis points to 0-0.25%. Credit spreads narrowed through the reporting period before widening dramatically in March to nearly 375 basis points, although spreads retraced over three quarters of the widening by the end of the reporting period. All non-Treasury sectors suffered losses during the March selloff. For the fiscal year, only agency mortgage-backed securities (MBS) and asset-backed securities (ABS) produced positive excess returns. As a result of Fed action and the flight to safety, Treasury yields declined sharply throughout the year, with 2-year yields declining 160 basis points, 10-year yields falling 135 basis points and 30-year yields off 112 basis points.

With the sharp decline in overall yields during the reporting period, the Fund’s absolute returns were strong, although it underperformed its primary benchmark. An overweight to and selection within commercial mortgage-backed securities (CMBS) detracted as economic concerns developed late in the period. Security selection within student loans also detracted, while selection within agency MBS through specified pools added to relative performance. An overweight to investment-grade corporates enhanced performance, especially within financials and industrials. An overweight to ABS was positive. The Fund’s yield-curve posture, which oscillated between long and short during the period, contributed to relative outperformance.

Western Asset Management outperformed primarily due to its corporate overweight, as well as strong selection within agency MBS through specified pools. Income Research & Management underperformed the benchmark and was hurt by its overweight to CMBS; selection within financials contributed to performance.

The Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund	5.91%	3.90%	3.18%	2.95%	3.63%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.60%	4.28%	3.40%	3.14%	7.09%

New Covenant Funds / Annual Report / June 30, 2020	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Income Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2020. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

10	New Covenant Funds / Annual Report / June 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2020, the Fund returned 7.57%. During the fiscal year, the Fund’s primary benchmark was changed from the Russell 1000® Index to the Russell 3000® Index, effective January 24, 2020. The Russell 1000® Index returned 13.02% for the period from July 1, 2019 through January, 24, 2020, while the Russell 3000® Index returned -5.40% for the period from January, 24, 2020 through June 30, 2020. Over the full fiscal year, the Russell 3000® Index returned 6.53%.

IV. Fund Attribution

Equity and fixed-income markets both provided positive returns over the fiscal period after a year full of volatility as investors struggled to account for the economic effects of the COVID-19 pandemic and U.S. long-term interest rates declined.

Information technology and consumer discretionary were the best-performing sectors during the full fiscal year. Both sectors especially benefited over the final quarter of the period as investors perceived them to provide a solution to the problems caused by the pandemic. Information technology led as a large portion of the domestic workforce began working from home during the lockdowns; consumer discretionary also outperformed as the sector benefited from stay-at-home orders and an increase in online shopping. Energy was the worst-performing sector as global fossil-fuel consumption plummeted due to a sharp decrease in global travel; financials also underperformed as lower rates impacted the profit margins of banks.

As noted in the shareholder letter, governments induced economic shutdowns and shelter-in-place orders, caused a severe contraction of economic activity. The Federal Reserve (Fed) lowered rates three times in 25-basis-point increments prior to the virus outbreak; the central bank then helped support markets as the virus impact magnified, with two emergency meetings in March that lowered the federal-funds target rate by 150 basis points to 0-0.25%. Credit spreads narrowed through the reporting period before widening dramatically in March to nearly 375 basis points, although spreads retraced over three quarters of the widening by the end of the reporting period. All non-Treasury sectors suffered losses during the March selloff. For the fiscal year, only agency mortgage-backed securities (MBS) and asset-backed securities (ABS) produced positive excess returns. As a result of Fed action and the flight to safety, Treasury yields declined sharply throughout the year, with 2-year yields declining 160 basis points, 10-year yields falling 135 basis points and 30-year yields off 112 basis points.

In the Growth Fund, outperformance was driven by its environmental, social and governance (ESG) tilt, which had a positive effect on performance. Sectors that held up better in the downturn—such as information technology, health care and consumer staples—typically were not prohibited by the Fund’s ESG guidelines; as a result, the Fund was overweight those names during the period. Underweights to real estate and industrials—as a result of their ESG screens—were also beneficial as both sectors underperformed due to the effects of the pandemic.

With the sharp decline in overall yields during the reporting period, the Income Fund’s absolute returns were strong, although it underperformed its primary benchmark. An overweight to and selection within commercial mortgage-backed securities (CMBS) detracted as economic concerns developed late in the period. Security selection within student loans also detracted, while selection within agency MBS through specified pools added to relative performance. An overweight to investment-grade corporates enhanced performance, especially within financials and industrials. An overweight to ABS was positive. The Fund’s yield-curve posture, which oscillated between long

New Covenant Funds / Annual Report / June 30, 2020	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

and short during the period, contributed to relative outperformance.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund	7.57%	7.71%	6.58%	8.34%	5.33%
Russell 3000® Index	6.53%	10.04%	10.03%	13.72%	11.68%
Russell 1000® Index	7.48%	10.64%	10.47%	13.97%	11.76%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.60%	4.28%	3.40%	3.14%	7.09%
Blended 60% Russell 3000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	7.22%	8.13%	7.65%	9.64%	5.98%
Blended 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	7.69%	8.44%	7.89%	9.77%	8.77%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund versus the Russell 3000® Index, the Russell 1000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index , Blended 60% Russell 3000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 1000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2020. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

12	New Covenant Funds / Annual Report / June 30, 2020

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the “Growth Fund”) and the New Covenant Income Fund (the “Income Fund”), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2020, the Fund returned 7.14%. During the fiscal year, the Fund’s primary benchmark was changed from the Russell 1000® Index to the Russell 3000® Index, effective January 24, 2020. The Russell 1000® Index returned 13.02% for the period from July 1, 2019 through January, 24, 2020, while the Russell 3000® Index return -5.40% for the period from January, 24, 2020 through June 30, 2020. Over the full fiscal year, the Russell 3000® Index returned 6.53%.

IV. Fund Attribution

Equity and fixed-income markets both provided positive returns over the fiscal period after a year full of volatility as investors struggled to account for the economic effects of the COVID-19 pandemic and U.S. long-term interest rates declined.

As noted in the shareholder letter, governments induced economic shutdowns and shelter-in-place orders, caused a severe contraction of economic activity. The Federal Reserve (Fed) lowered rates three times in 25-basis-point increments prior to the virus outbreak; the central bank then helped support markets as the virus impact magnified, with two emergency meetings in March that lowered the federal-funds target rate by 150 basis points to 0-0.25%. Credit spreads narrowed through the reporting period before widening dramatically in March to nearly 375 basis points, although spreads retraced over three quarters of the widening by the end of the reporting period. All non-Treasury sectors suffered losses during the March selloff. For the fiscal year, only agency mortgage-backed securities (MBS) and asset-backed securities (ABS) produced positive excess returns. As a result of Fed action and the flight to safety, Treasury yields declined sharply throughout the year, with 2-year yields declining 160 basis points, 10-year yields falling 135 basis points and 30-year yields off 112 basis points.

While the initial reaction to the virus in March 2020 resulted in a sharp drop in equities, markets recovered most of the losses over the next three months as monetary and fiscal stimulus actions taken by the U.S. government to help the economy were viewed positively by investors.

The best-performing sectors during the year were those that investors perceived to provide a solution to the problems caused by the pandemic. Information technology led as a large portion of the domestic workforce began working from home during the lockdowns; consumer discretionary also outperformed as the sector benefited from stay-at-home orders and an increase in online shopping. Energy was the worst-performing sector as global fossil-fuel consumption plummeted due to a sharp decrease in global travel; financials also underperformed as lower rates impacted the profit margins of banks.

With the sharp decline in overall yields during the reporting period, the Income Fund’s absolute returns were strong, although it underperformed its primary benchmark. An overweight to and selection within commercial mortgage-backed securities (CMBS) detracted as economic concerns developed late in the period. Security selection within student loans also detracted, while selection within agency MBS through specified pools added to relative performance. An overweight to investment-grade corporates enhanced performance, especially within financials and industrials. An overweight to ABS was positive. The Fund’s yield-curve posture, which oscillated between long and short during the period, contributed to relative outperformance.

In the Growth Fund, outperformance was driven by its environmental, social and governance (ESG) tilt, which had a positive effect on performance. Sectors that held up better in the downturn—such as information technology, health care and consumer staples—typically

New Covenant Funds / Annual Report / June 30, 2020	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2020 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

were not prohibited by the Fund’s ESG guidelines; as a result, the Fund was overweight those names during the period. Underweights to real estate and industrials—as a result of their ESG screens—were also beneficial as both sectors underperformed due to the effects of the pandemic.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (TBA) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

AVERAGE ANNUAL TOTAL RETURN [1,2]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund	7.14%	6.15%	5.18%	6.06%	4.17%
Russell 3000® Index	6.53%	10.04%	10.03%	13.72%	11.68%
Russell 1000® Index	7.48%	10.64%	10.47%	13.97%	11.76%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	6.60%	4.28%	3.40%	3.14%	7.09%
Blended 35% Russell 3000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	7.20%	6.66%	5.97%	6.99%	5.55%
Blended 35% Russell 1000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	7.51%	6.85%	6.11%	7.06%	7.38%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, versus the Russell 3000® Index, Russell 1000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index, Blended 35% Russell 3000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 1000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2020. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad-based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

14	New Covenant Funds / Annual Report / June 30, 2020

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
COMMON STOCK — 98.0%
Bosnia and Herzegovina — 0.0%
RenaissanceRe Holdings Ltd	248	$42

Canada — 0.1%
Lululemon Athletica Inc *	1,171	365

Cayman Islands — 0.0%
Herbalife Nutrition Ltd *	1,088	49

Ireland — 1.0%
Accenture PLC, Cl A	11,297	2,426
Jazz Pharmaceuticals PLC *	616	68
Medtronic PLC	19,976	1,832
NortonLifeLock Inc	13,065	259
Perrigo Co PLC	211	11

		4,596

Puerto Rico — 0.0%
Popular Inc	1,507	56

Switzerland — 0.0%
Garmin Ltd	1,092	107

United Kingdom — 0.1%
Healthpeak Properties Inc	9,384	259

United States — 96.8%

Communication Services — 8.2%
Activision Blizzard Inc	8,807	668
Alphabet Inc, Cl A *	4,332	6,143
Alphabet Inc, Cl C *	4,333	6,125
AT&T Inc	124,429	3,761
Bandwidth Inc, Cl A *	821	104
Cardlytics Inc *	1,255	88
Cargurus Inc, Cl A *	1,369	35
Cars.com Inc *	4,178	24
CenturyLink Inc	872	9
Charter Communications Inc, Cl A *	1,859	948
Cinemark Holdings Inc	2,104	24

Description	Shares	Market Value ($ Thousands)
COMMON STOCK (continued)
Cogent Communications Holdings Inc	807	$62
Comcast Corp, Cl A	62,118	2,421
DISH Network Corp, Cl A *	1,451	50
Electronic Arts Inc *	2,676	353
Emerald Holding Inc	4,781	15
Eventbrite Inc, Cl A *	2,537	22
EverQuote Inc, Cl A *	1,468	85
EW Scripps Co/The, Cl A	3,299	29
Facebook Inc, Cl A *	34,781	7,898
Fox Corp, Cl A	1,372	37
IMAX Corp *	2,244	25
Interpublic Group of Cos Inc/The	8,487	146
Iridium Communications Inc *	366	9
John Wiley & Sons Inc, Cl A	236	9
Liberty Broadband Corp, Cl A *	113	14
Liberty Broadband Corp, Cl C *	405	50
Liberty Media Corp-Liberty Formula One, Cl C *	1,355	43
Live Nation Entertainment Inc *	181	8
Madison Square Garden Entertainment Corp *	39	3
Match Group *	703	75
Meredith Corp	1,401	20
MSG Networks Inc *	2,988	30
New York Times Co/The, Cl A	1,515	64
Nexstar Media Group Inc, Cl A	455	38
Omnicom Group Inc	10,137	553
Scholastic Corp	1,266	38
Shenandoah Telecommunications Co	1,286	63
Sirius XM Holdings Inc	7,153	42
Spotify Technology SA *	1,084	280
Take-Two Interactive Software Inc *	830	116
TechTarget Inc *	1,986	60
TEGNA Inc	3,052	34
T-Mobile US Inc *	4,039	421
Twitter Inc *	7,369	220
Verizon Communications Inc	57,853	3,189
ViacomCBS Inc, Cl B	1,000	23
Walt Disney Co/The	26,709	2,978
World Wrestling Entertainment Inc, Cl A	780	34
Yelp Inc, Cl A *	1,470	34
Zillow Group Inc, Cl C *	230	13
Zynga Inc, Cl A *	14,448	138

		37,671

Consumer Discretionary — 11.7%
1-800-Flowers.com Inc, Cl A *	3,668	73
Aaron’s Inc	832	38
Abercrombie & Fitch Co, Cl A	2,970	32
Adient PLC *	2,126	35
Adtalem Global Education Inc *	1,460	45
Advance Auto Parts Inc	317	45
Amazon.com Inc *	6,217	17,152

New Covenant Funds / Annual Report / June 30, 2020	15

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
AMC Networks Inc, Cl A *	1,349	$32
American Eagle Outfitters Inc	3,416	37
American Public Education Inc *	1,831	54
Aptiv PLC	3,490	272
Aramark	260	6
Asbury Automotive Group Inc *	425	33
At Home Group Inc *	6,757	44
AutoNation Inc *	970	36
AutoZone Inc *	235	265
Bed Bath & Beyond Inc	2,963	31
Best Buy Co Inc	14,724	1,285
Big Lots Inc	1,758	74
Bloomin’ Brands Inc	2,259	24
Booking Holdings Inc *	563	896
Boot Barn Holdings Inc *	1,181	25
BorgWarner Inc	2,278	80
Bright Horizons Family Solutions Inc *	76	9
Brinker International Inc	1,180	28
Brunswick Corp/DE	839	54
Buckle Inc/The	1,885	30
Burlington Stores Inc *	482	95
Cable One Inc	79	140
Callaway Golf Co	2,383	42
Camping World Holdings Inc, Cl A	1,968	53
Capri Holdings Ltd *	1,319	21
CarMax Inc *	1,086	97
Carnival Corp	15,800	259
Carter’s Inc	471	38
Carvana Co, Cl A *	1,196	144
Cavco Industries Inc *	255	49
Century Communities Inc *	1,662	51
Cheesecake Factory Inc/The	1,236	28
Chegg Inc *	2,422	163
Children’s Place Inc/The	812	30
Chipotle Mexican Grill Inc, Cl A *	232	244
Choice Hotels International Inc	113	9
Columbia Sportswear Co	891	72
Cooper Tire & Rubber Co	1,668	46
Cracker Barrel Old Country Store Inc	323	36
Dana Inc	2,660	32
Darden Restaurants Inc	705	53
Dave & Buster’s Entertainment Inc	1,283	17
Deckers Outdoor Corp *	306	60
Denny’s Corp *	2,500	25
Designer Brands Inc, Cl A	3,316	22
Dick’s Sporting Goods Inc	1,054	43
Dillard’s Inc, Cl A	726	19
Dine Brands Global Inc	1,227	52
Discovery Inc, Cl C *	354	7
Dollar General Corp	2,783	530
Dollar Tree Inc *	1,707	158
Domino’s Pizza Inc	309	114

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dorman Products Inc *	677	$45
DR Horton Inc	1,973	109
Dunkin’ Brands Group Inc	2,803	183
eBay Inc	24,197	1,269
Etsy Inc *	1,162	123
Expedia Group Inc	103	8
Five Below Inc *	410	44
Floor & Decor Holdings Inc, Cl A *	232	13
Foot Locker Inc	1,308	38
Ford Motor Co	36,252	220
Fox Factory Holding Corp *	749	62
frontdoor Inc *	251	11
Gap Inc/The	11,382	144
General Motors Co	11,713	296
Gentex Corp	3,795	98
Gentherm Inc *	1,113	43
Genuine Parts Co	109	9
Goodyear Tire & Rubber Co/The	690	6
Graham Holdings Co, Cl B	78	27
Grand Canyon Education Inc *	121	11
Group 1 Automotive Inc	479	32
Grubhub Inc *	1,289	91
Guess? Inc	2,341	23
H&R Block Inc	3,157	45
Hanesbrands Inc	13,319	150
Harley-Davidson Inc	306	7
Hasbro Inc	2,632	197
Helen of Troy Ltd *	304	57
Hilton Grand Vacations Inc *	3,016	59
Hilton Worldwide Holdings Inc	4,365	321
Home Depot Inc/The	16,979	4,253
Hyatt Hotels Corp, Cl A	135	7
Installed Building Products Inc *	694	48
iRobot Corp *	1,013	85
Jack in the Box Inc	658	49
Johnson Outdoors Inc, Cl A	659	60
K12 Inc *	2,452	67
KB Home	4,733	145
Kohl’s Corp	1,859	39
Kontoor Brands Inc	1,282	23
L Brands Inc	638	10
Laureate Education Inc, Cl A *	2,881	29
La-Z-Boy Inc, Cl Z	1,597	43
LCI Industries	483	56
Lear Corp	6,486	707
Leggett & Platt Inc	222	8
Lennar Corp, Cl B	728	34
LGI Homes Inc *	127	11
Liberty Media Corp-Liberty SiriusXM, Cl C *	234	8
LKQ Corp *	317	8
Lowe’s Cos Inc	15,716	2,124
M/I Homes Inc *	1,195	41

16	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Macy’s Inc	4,042	$28
Madison Square Garden Sports Corp *	39	6
Malibu Boats Inc, Cl A *	1,232	64
Marriott International Inc/MD, Cl A	3,599	309
Marriott Vacations Worldwide Corp	394	32
Mattel Inc *	14,805	143
McDonald’s Corp	11,361	2,096
MDC Holdings Inc	1,302	46
Meritage Homes Corp *	794	60
Michaels Cos Inc/The *	7,530	53
Mohawk Industries Inc *	127	13
Monro Inc	626	34
Murphy USA Inc *	422	48
National Vision Holdings Inc *	1,563	48
Netflix Inc *	6,295	2,864
Newell Brands Inc	605	10
News Corp, Cl A	829	10
NIKE Inc, Cl B	17,693	1,735
Nordstrom Inc	3,866	60
Norwegian Cruise Line Holdings Ltd *	14,956	246
NVR Inc *	13	42
Office Depot	19,011	45
Ollie’s Bargain Outlet Holdings Inc *	746	73
OneSpaWorld Holdings Ltd	3,063	15
O’Reilly Automotive Inc *	677	285
Oxford Industries Inc	665	29
Papa John’s International Inc	806	64
Penske Automotive Group Inc	957	37
PetMed Express Inc	2,172	77
Planet Fitness Inc, Cl A *	3,228	196
Polaris Inc	966	89
Pool Corp	54	15
PulteGroup Inc	5,125	174
PVH Corp	108	5
Quotient Technology Inc *	4,484	33
Qurate Retail Inc *	1,412	13
Ralph Lauren Corp, Cl A	690	50
RealReal Inc/The *	2,868	37
Rent-A-Center Inc/TX, Cl A	1,764	49
RH *	224	56
Roku Inc, Cl A *	1,351	157
Ross Stores Inc	3,209	274
Royal Caribbean Cruises Ltd	8,804	443
Rubicon Project *	1,140	8
Sally Beauty Holdings Inc *	2,794	35
SeaWorld Entertainment Inc *	1,594	24
Service Corp International/US	250	10
ServiceMaster Global Holdings Inc *	1,327	47
Shake Shack Inc, Cl A *	157	8
Shutterstock Inc	1,176	41
Signet Jewelers Ltd	2,402	25
Six Flags Entertainment Corp	248	5

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Sleep Number Corp *	1,033	$43
Stamps.com Inc *	630	116
Standard Motor Products Inc	943	39
Starbucks Corp	16,902	1,244
Steven Madden Ltd	1,178	29
Stitch Fix Inc, Cl A *	1,950	49
Strategic Education Inc	331	51
Tapestry Inc	2,803	37
Target Corp	6,577	789
Taylor Morrison Home Corp, Cl A *	12,743	246
Tempur Sealy International Inc *	568	41
Tenneco Inc, Cl A *	3,599	27
Tesla Inc *	2,039	2,202
Texas Roadhouse Inc, Cl A	889	47
Thor Industries Inc	721	77
Tiffany & Co	483	59
TJX Cos Inc/The	14,736	745
Toll Brothers Inc	2,246	73
TopBuild Corp *	476	54
Tractor Supply Co	2,377	313
TRI Pointe Group Inc *	3,236	48
TripAdvisor Inc	1,712	33
Ulta Beauty Inc *	279	57
Under Armour Inc, Cl C *	556	5
Urban Outfitters Inc *	417	6
Vail Resorts Inc	46	8
VF Corp	4,023	245
Visteon Corp *	551	38
Wayfair Inc, Cl A *	882	174
Wendy’s Co/The	11,419	249
Whirlpool Corp	638	83
Williams-Sonoma Inc	160	13
Wingstop Inc	582	81
Winnebago Industries Inc	191	13
Wolverine World Wide Inc	1,511	36
WW International Inc *	1,262	32
Wyndham Destinations Inc	4,669	132
Wyndham Hotels & Resorts Inc	189	8
Yum China Holdings Inc	1,913	92
Yum! Brands Inc	8,356	726
Zumiez Inc *	1,593	44

		53,850

Consumer Staples — 6.2%
Andersons Inc/The	1,960	27
Archer-Daniels-Midland Co	4,581	183
B&G Foods Inc	2,907	71
Beyond Meat Inc *	535	72
BJ’s Wholesale Club Holdings Inc *	2,099	78
Bunge Ltd	1,596	66
Calavo Growers Inc	571	36
Campbell Soup Co	10,354	514
Casey’s General Stores Inc	319	48

New Covenant Funds / Annual Report / June 30, 2020	17

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chefs’ Warehouse Inc/The *	1,366	$19
Church & Dwight Co Inc	1,714	132
Clorox Co/The	3,366	738
Coca-Cola Co/The	65,159	2,911
Colgate-Palmolive Co	14,526	1,064
Conagra Brands Inc	14,479	509
Costco Wholesale Corp	6,288	1,907
Coty Inc, Cl A	1,026	5
Darling Ingredients Inc *	1,847	45
Edgewell Personal Care Co *	1,589	50
Energizer Holdings Inc	231	11
Estee Lauder Cos Inc/The, Cl A	2,390	451
Flowers Foods Inc	9,872	221
Fresh Del Monte Produce Inc	1,442	36
General Mills Inc	13,887	856
Grocery Outlet Holding Corp *	1,603	65
Hain Celestial Group Inc/The *	461	15
Hershey Co/The	2,295	297
HF Foods Group Inc *	2,213	20
Hormel Foods Corp	4,797	232
Hostess Brands Inc, Cl A *	3,470	42
Ingredion Inc	1,110	92
J & J Snack Foods Corp	274	35
J M Smucker Co/The	7,294	772
John B Sanfilippo & Son Inc	544	46
Kellogg Co	6,713	443
Keurig Dr Pepper Inc	18,064	513
Kimberly-Clark Corp	6,484	917
Kraft Heinz Co/The	4,224	135
Kroger Co/The	25,293	856
Lamb Weston Holdings Inc	594	38
Lancaster Colony Corp	319	49
McCormick & Co Inc/MD	2,916	523
Medifast Inc	533	74
Mondelez International Inc, Cl A	17,402	890
Monster Beverage Corp *	2,682	186
National Beverage Corp *	975	59
New Age Beverages Corp *	27,322	42
PepsiCo Inc	28,780	3,806
Performance Food Group Co *	1,023	30
Pilgrim’s Pride Corp *	355	6
Post Holdings Inc *	108	9
PriceSmart Inc	690	42
Procter & Gamble Co/The	34,144	4,083
Sanderson Farms Inc	297	34
SpartanNash Co	1,252	27
Spectrum Brands Holdings Inc	183	8
Sprouts Farmers Market Inc *	6,575	168
Sysco Corp	19,266	1,053
Tootsie Roll Industries Inc	1,504	52
TreeHouse Foods Inc *	237	10
Tyson Foods Inc, Cl A	2,073	124

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
US Foods Holding Corp *	2,211	$44
Walgreens Boots Alliance Inc	8,946	379
Walmart Inc	18,551	2,222
WD-40 Co	259	51

		28,539

Energy — 2.4%
Antero Midstream Corp	7,912	40
Apache Corp	7,933	107
Baker Hughes Co, Cl A	4,496	69
Cabot Oil & Gas Corp	3,306	57
Cactus Inc, Cl A	1,525	31
ChampionX Corp *	383	4
Cheniere Energy Inc *	1,265	61
Chesapeake Energy Corp *	164	1
Chevron Corp	26,616	2,375
Cimarex Energy Co	995	27
CNX Resources Corp *	6,091	53
Concho Resources Inc	142	7
ConocoPhillips	28,755	1,208
Continental Resources Inc/OK	337	6
Devon Energy Corp	8,276	94
Diamond S Shipping Inc *	3,276	26
Diamondback Energy Inc	133	6
Dril-Quip Inc *	1,072	32
EOG Resources Inc	6,126	310
EQT Corp	2,732	33
Equitrans Midstream Corp	2,185	18
Exxon Mobil Corp	59,127	2,644
Frank’s International NV *	9,174	20
Golar LNG Ltd	3,888	28
Halliburton Co	4,450	58
Helmerich & Payne Inc	1,494	29
Hess Corp	4,195	217
HollyFrontier Corp	3,119	91
International Seaways Inc	1,773	29
Kinder Morgan Inc	21,442	325
Kosmos Energy Ltd	2,007	3
Magnolia Oil & Gas Corp *	3,984	24
Marathon Oil Corp	5,472	33
Marathon Petroleum Corp	7,000	262
Murphy Oil Corp	449	6
Nabors Industries Ltd	367	14
National Oilwell Varco Inc	482	6
Noble Energy Inc	6,179	55
Occidental Petroleum Corp	8,202	150
Oceaneering International Inc *	3,376	22
ONEOK Inc	3,505	116
Parsley Energy Inc, Cl A	2,802	30
Patterson-UTI Energy Inc	4,952	17
PBF Energy Inc, Cl A	363	4
Phillips 66	5,367	386
Pioneer Natural Resources Co	1,910	187

18	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Range Resources Corp	2,413	$14
RPC Inc	10,482	32
Schlumberger Ltd	41,175	757
Southwestern Energy Co *	21,739	56
Targa Resources Corp	11,252	226
Transocean Ltd *	8,264	15
Valero Energy Corp	4,715	277
Williams Cos Inc/The	11,002	209
WPX Energy Inc *	3,940	25

		10,932

Financials — 10.6%
Affiliated Managers Group Inc	910	68
Aflac Inc	6,398	231
AGNC Investment Corp	2,838	37
Alleghany Corp	15	7
Allegiance Bancshares Inc	1,318	33
Allstate Corp/The	3,458	335
Ally Financial Inc	1,575	31
American Express Co	9,360	891
American Financial Group Inc/OH	449	28
American Homes 4 Rent, Cl A ‡	1,974	53
American International Group Inc	8,217	256
American National Insurance	421	30
Ameriprise Financial Inc	1,250	188
Ameris Bancorp	1,129	27
AMERISAFE Inc	743	45
Annaly Capital Management Inc ‡	8,922	59
Aon PLC, Cl A	2,921	563
Apollo Commercial Real Estate Finance Inc	2,686	26
Arch Capital Group Ltd *	2,404	69
Argo Group International Holdings Ltd	750	26
ARMOUR Residential REIT Inc	2,854	27
Arthur J Gallagher & Co	743	72
Artisan Partners Asset Management Inc, Cl A	1,589	52
Assetmark Financial Holdings Inc *	1,796	49
Associated Banc-Corp	4,274	58
Assurant Inc	87	9
Assured Guaranty Ltd	994	24
Athene Holding Ltd, Cl A *	1,071	33
Atlantic Union Bankshares Corp	1,302	30
Axis Capital Holdings Ltd	825	33
Axos Financial Inc *	1,657	37
Banc of California Inc	2,959	32
BancorpSouth Bank	1,525	35
Bank of America Corp	115,778	2,750
Bank of Hawaii Corp	1,051	65
Bank of Marin Bancorp	1,079	36
Bank of New York Mellon Corp/The	12,656	489
Bank of NT Butterfield & Son Ltd/The	1,324	32
Bank OZK	366	9
BankUnited Inc	2,418	49
Banner Corp	851	32

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Berkshire Hathaway Inc, Cl B *	28,456	$5,080
Berkshire Hills Bancorp Inc	1,501	17
BGC Partners Inc, Cl A	8,389	23
BlackRock Inc, Cl A	1,878	1,022
Blackstone Mortgage Trust Inc, Cl A	1,347	32
BOK Financial Corp	568	32
Boston Private Financial Holdings Inc	4,112	28
Bridge Bancorp Inc	1,467	34
Brighthouse Financial Inc *	268	7
Brown & Brown Inc	290	12
Bryn Mawr Bank Corp	1,221	34
Camden National Corp	1,097	38
Capital One Financial Corp	4,592	287
Capitol Federal Financial Inc	3,529	39
Capstead Mortgage Corp	6,235	34
Cathay General Bancorp	1,291	34
Cboe Global Markets Inc	99	9
Central Pacific Financial Corp	1,651	26
Charles Schwab Corp/The	13,043	440
Chimera Investment Corp	2,402	23
Chubb Ltd	6,169	781
Cincinnati Financial Corp	891	57
CIT Group Inc	1,060	22
Citigroup Inc	29,852	1,525
Citizens Financial Group Inc	2,381	60
City Holding Co	607	40
CME Group Inc, Cl A	4,726	768
CNA Financial Corp	253	8
Cohen & Steers Inc	764	52
Colony Credit Real Estate Inc	3,608	25
Columbia Banking System Inc	1,223	35
Comerica Inc	1,232	47
Commerce Bancshares Inc/MO	1,488	88
Community Bank System Inc	710	40
ConnectOne Bancorp Inc	1,891	30
Credit Acceptance Corp *	177	74
Cullen/Frost Bankers Inc	850	64
CVB Financial Corp	2,268	43
Discover Financial Services	26,226	1,314
E*TRADE Financial Corp	1,729	86
Eagle Bancorp Inc	1,035	34
East West Bancorp Inc	1,710	62
eHealth Inc *	512	50
Ellington Financial Inc	2,748	32
Enterprise Financial Services Corp	1,063	33
Equitable Holdings Inc	432	8
Erie Indemnity Co, Cl A	433	83
Essent Group Ltd *	970	35
Evercore Inc, Cl A	659	39
Everest Re Group Ltd	179	37
FactSet Research Systems Inc	306	101
FB Financial Corp	1,250	31

New Covenant Funds / Annual Report / June 30, 2020	19

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Federal Agricultural Mortgage Corp, Cl C	597	$38
Federated Hermes Inc, Cl B	1,492	35
Fidelity National Financial Inc	1,063	33
Fifth Third Bancorp	4,599	89
First American Financial Corp	814	39
First BanCorp/Puerto Rico	4,571	26
First Busey Corp	1,790	33
First Citizens BancShares Inc/NC, Cl A	94	38
First Commonwealth Financial Corp	3,365	28
First Financial Bancorp	1,921	27
First Financial Bankshares Inc	1,378	40
First Hawaiian Inc	3,126	54
First Horizon National Corp	3,007	30
First Merchants Corp	1,182	33
First Midwest Bancorp Inc/IL	2,129	28
First Republic Bank/CA	831	88
FirstCash Inc	612	41
FNB Corp/PA	3,907	29
Franklin Resources Inc	6,856	144
Fulton Financial Corp	2,789	29
Genworth Financial Inc, Cl A *	10,439	24
German American Bancorp Inc	1,414	44
Globe Life Inc	108	8
Goldman Sachs Group Inc/The	3,960	783
Goosehead Insurance Inc, Cl A *	215	16
Great Western Bancorp Inc	1,390	19
Hancock Whitney Corp	1,142	24
Hannon Armstrong Sustainable
Infrastructure Capital Inc	30,657	873
Hanover Insurance Group Inc/The	694	70
HarborOne Bancorp Inc *	4,621	39
Hartford Financial Services Group Inc/The	4,042	156
Heartland Financial USA Inc	1,003	34
Heritage Financial Corp/WA	1,744	35
Home BancShares Inc/AR	2,523	39
HomeStreet Inc	1,465	36
Hope Bancorp Inc	3,233	30
Horace Mann Educators Corp	1,125	41
Houlihan Lokey Inc, Cl A	1,032	57
Huntington Bancshares Inc/OH	6,282	57
IBERIABANK Corp	662	30
Independent Bank Corp	580	39
Independent Bank Group Inc	846	34
Intercontinental Exchange Inc	6,879	630
International Bancshares Corp	1,137	36
Invesco Ltd	18,276	197
Invesco Mortgage Capital Inc	2,946	11
Investors Bancorp Inc	4,061	35
James River Group Holdings Ltd	1,180	53
Jefferies Financial Group Inc	2,313	36
JPMorgan Chase & Co	52,401	4,929
KeyCorp	12,904	157

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kinsale Capital Group Inc	488	$76
KKR Real Estate Finance Trust Inc	2,440	40
Lakeland Bancorp Inc	2,890	33
Lazard Ltd, Cl A (A)	2,316	66
Legg Mason Inc	1,356	67
LendingTree Inc *	175	51
Lincoln National Corp	3,621	133
Loews Corp	222	8
LPL Financial Holdings Inc	1,036	81
M&T Bank Corp	929	97
Markel Corp *	48	44
MarketAxess Holdings Inc	305	153
Marsh & McLennan Cos Inc	16,703	1,793
Mercury General Corp	233	9
Meta Financial Group Inc	1,407	26
MetLife Inc	7,024	257
MFA Financial Inc	6,337	16
MGIC Investment Corp	3,455	28
Moelis & Co, Cl A	1,564	49
Moody’s Corp	1,782	490
Morgan Stanley	35,755	1,727
Morningstar Inc	1,261	178
Mr Cooper Group Inc *	3,903	49
MSCI Inc, Cl A	1,669	557
Nasdaq Inc	2,378	284
Navient Corp	3,513	25
NBT Bancorp Inc	1,213	37
Nelnet Inc, Cl A	793	38
New Residential Investment Corp	14,139	105
New York Community Bancorp Inc	951	10
New York Mortgage Trust Inc	7,776	20
NMI Holdings Inc, Cl A *	1,470	24
Northern Trust Corp	7,549	599
Northfield Bancorp Inc	2,868	33
OFG Bancorp	2,119	28
Old National Bancorp/IN	2,680	37
Old Republic International Corp	2,203	36
OneMain Holdings Inc, Cl A	258	6
Pacific Premier Bancorp Inc	3,188	69
PacWest Bancorp	1,283	25
Palomar Holdings Inc, Cl A *	929	80
PennyMac Mortgage Investment Trust	5,185	91
People’s United Financial Inc	5,001	58
Pinnacle Financial Partners Inc	1,489	63
PNC Financial Services Group Inc/The	5,690	599
PRA Group Inc *	1,320	51
Preferred Bank/Los Angeles CA	845	36
Primerica Inc	365	43
Principal Financial Group Inc	662	28
ProAssurance Corp	1,351	20
Progressive Corp/The	6,981	559
ProSight Global Inc *	2,999	27

20	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Prosperity Bancshares Inc	1,192	$71
Provident Financial Services Inc	1,988	29
Prudential Financial Inc	16,015	975
PS Business Parks Inc ‡	306	41
Radian Group Inc	1,924	30
Raymond James Financial Inc	980	67
Redwood Trust Inc	2,992	21
Regions Financial Corp	72,286	804
Reinsurance Group of America Inc, Cl A	578	45
Renasant Corp	1,366	34
RLI Corp	545	45
S&P Global Inc	7,309	2,408
S&T Bancorp Inc	1,247	29
Sandy Spring Bancorp Inc	1,350	33
Santander Consumer USA Holdings Inc	476	9
Seacoast Banking Corp of Florida *	1,616	33
Selective Insurance Group Inc	739	39
ServisFirst Bancshares Inc	1,306	47
Signature Bank/New York NY	676	72
Simmons First National Corp, Cl A	1,836	31
SLM Corp	8,316	58
South State Corp	1,155	55
Starwood Property Trust Inc ‡	2,000	30
State Street Corp	9,970	634
Sterling Bancorp/DE	2,321	27
Stifel Financial Corp	807	38
SVB Financial Group *	346	75
Synchrony Financial	4,720	105
Synovus Financial Corp	1,267	26
T Rowe Price Group Inc	2,711	335
TCF Financial Corp	1,085	32
TD Ameritrade Holding Corp	221	8
Texas Capital Bancshares Inc *	822	25
TFS Financial Corp	573	8
Tompkins Financial Corp	549	36
TPG RE Finance Trust Inc	2,439	21
Travelers Cos Inc/The	2,743	313
TriCo Bancshares	1,219	37
TriState Capital Holdings Inc *	1,917	30
Triumph Bancorp Inc *	1,296	31
Truist Financial Corp	16,871	634
Trustmark Corp	1,410	35
Two Harbors Investment Corp	6,390	32
UMB Financial Corp	715	37
Umpqua Holdings Corp	2,753	29
United Bankshares Inc/WV	1,306	36
Universal Insurance Holdings Inc	1,696	30
Univest Financial Corp	1,820	29
Unum Group	1,638	27
US Bancorp	20,106	740
Valley National Bancorp	4,269	33
Veritex Holdings Inc	1,729	31

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Virtu Financial Inc, Cl A	3,026	$71
Voya Financial Inc	4,001	187
W R Berkley Corp	165	9
Waddell & Reed Financial Inc, Cl A	2,974	46
Walker & Dunlop Inc	749	38
Washington Federal Inc	1,337	36
Washington Trust Bancorp Inc	924	30
Watford Holdings Ltd *	1,869	31
Webster Financial Corp	934	27
Wells Fargo & Co	50,687	1,298
Westamerica BanCorp	731	42
Western Alliance Bancorp	1,801	68
White Mountains Insurance Group Ltd	44	39
Willis Towers Watson PLC	907	179
Wintrust Financial Corp	708	31
Zions Bancorp NA	1,771	60

		49,116

Health Care — 14.4%
Abbott Laboratories	35,040	3,204
AbbVie Inc	25,124	2,467
ABIOMED Inc *	332	80
Acadia Healthcare Co Inc *	1,517	38
Acceleron Pharma Inc *	123	12
Adaptive Biotechnologies Corp *	1,704	82
Addus HomeCare Corp *	545	50
Adverum Biotechnologies Inc *	4,537	95
Aerie Pharmaceuticals Inc *	2,282	34
Agilent Technologies Inc	7,874	696
Agios Pharmaceuticals Inc *	1,062	57
Aimmune Therapeutics Inc *	1,579	26
Akebia Therapeutics Inc *	7,149	97
Alector Inc *	2,628	64
Alexion Pharmaceuticals Inc *	1,593	179
Align Technology Inc *	602	165
Alkermes PLC *	2,433	47
Allakos Inc *	378	27
Allogene Therapeutics Inc *	1,838	79
Alnylam Pharmaceuticals Inc *	1,202	178
Amedisys Inc *	309	61
AmerisourceBergen Corp, Cl A	759	76
Amgen Inc	11,116	2,622
Amicus Therapeutics Inc *	5,193	78
AMN Healthcare Services Inc *	832	38
Anika Therapeutics Inc *	920	35
Anthem Inc	3,134	824
Apellis Pharmaceuticals Inc *	1,618	53
Apollo Medical Holdings Inc *	2,730	45
Arcus Biosciences Inc *	2,371	59
Arena Pharmaceuticals Inc *	1,077	68
Arrowhead Pharmaceuticals Inc *	2,046	88
Arvinas Inc *	1,559	52
Assembly Biosciences Inc *	2,159	50

New Covenant Funds / Annual Report / June 30, 2020	21

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Atara Biotherapeutics Inc *	3,254	$47
Atrion Corp	71	45
Avanos Medical Inc *	1,561	46
Avantor Inc *	2,699	46
Axonics Modulation Technologies Inc *	351	12
Axsome Therapeutics Inc *	618	51
Baxter International Inc	12,373	1,065
Becton Dickinson and Co	4,437	1,062
BioCryst Pharmaceuticals Inc *	26,852	128
BioDelivery Sciences International Inc *	7,746	34
Biogen Inc *	3,113	833
Biohaven Pharmaceutical Holding Co Ltd *	941	69
BioMarin Pharmaceutical Inc *	1,042	129
Bio-Rad Laboratories Inc, Cl A *	32	14
BioSpecifics Technologies Corp *	871	53
Bio-Techne Corp	53	14
BioTelemetry Inc *	1,100	50
Bluebird Bio Inc *	645	39
Boston Scientific Corp *	16,399	576
Bridgebio Pharma Inc *	1,432	47
Bristol-Myers Squibb Co	38,732	2,277
Brookdale Senior Living Inc *	7,397	22
Bruker Corp	233	9
Cantel Medical Corp	163	7
Cara Therapeutics Inc *	2,942	50
Cardinal Health Inc	2,213	115
Catalent Inc *	949	70
Catalyst Pharmaceuticals Inc *	11,416	53
Centene Corp *	5,875	373
Cerner Corp	16,243	1,113
Change Healthcare Inc *	3,522	39
Charles River Laboratories International Inc *	77	13
Chemed Corp	114	51
ChemoCentryx Inc *	2,278	131
Cigna Corp	4,819	904
CONMED Corp	450	32
Constellation Pharmaceuticals Inc *	1,060	32
Cooper Cos Inc/The	236	67
Corbus Pharmaceuticals Holdings Inc *	9,057	76
Corcept Therapeutics Inc *	3,878	65
CorVel Corp *	606	43
Covetrus Inc *	1,045	19
Crinetics Pharmaceuticals Inc *	2,310	40
Cue Biopharma Inc *	2,087	51
CVS Health Corp	28,143	1,828
Cytokinetics Inc *	7,134	168
Danaher Corp	8,116	1,435
DaVita Inc *	160	13
Deciphera Pharmaceuticals Inc *	716	43
Denali Therapeutics Inc *	2,631	64
DENTSPLY SIRONA Inc	3,113	137
DexCom Inc *	847	343

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Dicerna Pharmaceuticals Inc *	1,898	$48
Dynavax Technologies Corp *	8,733	77
Eagle Pharmaceuticals Inc/DE *	828	40
Editas Medicine Inc *	1,596	47
Edwards Lifesciences Corp *	8,484	586
Eidos Therapeutics Inc *	786	37
Elanco Animal Health Inc *	398	9
Eli Lilly and Co	11,942	1,961
Emergent BioSolutions Inc *	950	75
Enanta Pharmaceuticals Inc *	785	39
Encompass Health Corp	164	10
Envista Holdings Corp *	1,731	37
Epizyme Inc *	2,749	44
Esperion Therapeutics Inc *	962	49
Evofem Biosciences Inc *	1,811	5
Exact Sciences Corp *	930	81
Exelixis Inc *	4,344	103
Fate Therapeutics Inc *	3,277	112
FibroGen Inc *	1,053	43
Flexion Therapeutics Inc *	2,711	36
G1 Therapeutics Inc *	1,715	42
Gilead Sciences Inc	18,126	1,395
Glaukos Corp *	167	6
Global Blood Therapeutics Inc *	643	41
Globus Medical Inc, Cl A *	851	41
Gossamer Bio Inc *	3,279	43
Guardant Health Inc *	615	50
Halozyme Therapeutics Inc *	2,641	71
Hanger Inc *	1,891	31
Harpoon Therapeutics Inc *	2,825	47
HCA Healthcare Inc	2,314	225
Health Catalyst Inc *	1,594	46
HealthEquity Inc *	673	39
Henry Schein Inc *	2,612	153
Heron Therapeutics Inc *	1,977	29
Heska Corp *	532	50
Hill-Rom Holdings Inc	825	91
HMS Holdings Corp *	1,707	55
Hologic Inc *	216	12
Horizon Therapeutics Plc *	1,437	80
Humana Inc	1,529	593
ICU Medical Inc *	62	11
IDEXX Laboratories Inc *	707	233
Illumina Inc *	3,200	1,185
ImmunoGen Inc *	11,173	51
Immunomedics Inc *	2,499	89
Incyte Corp *	1,063	111
Innoviva Inc *	3,557	50
Inogen Inc *	706	25
Inovalon Holdings Inc, Cl A *	2,733	53
Inovio Pharmaceuticals Inc *	2,095	56
Insmed Inc *	2,129	59

22	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inspire Medical Systems Inc *	715	$62
Insulet Corp *	65	13
Integer Holdings Corp *	625	46
Integra LifeSciences Holdings Corp *	188	9
Intercept Pharmaceuticals Inc *	417	20
Intra-Cellular Therapies Inc *	3,894	100
Intuitive Surgical Inc *	1,403	799
Invitae Corp *	2,884	87
Ionis Pharmaceuticals Inc *	782	46
Iovance Biotherapeutics Inc *	1,782	49
IQVIA Holdings Inc *	1,378	196
Ironwood Pharmaceuticals Inc, Cl A *	3,844	40
Johnson & Johnson	40,148	5,646
Kala Pharmaceuticals Inc *	7,142	75
Karuna Therapeutics Inc *	717	80
Karyopharm Therapeutics Inc *	2,929	55
Kiniksa Pharmaceuticals Ltd, Cl A *	4,016	102
Kodiak Sciences Inc *	702	38
Krystal Biotech Inc *	823	34
Kura Oncology Inc *	3,438	56
Laboratory Corp of America Holdings *	515	86
Lantheus Holdings Inc *	2,408	34
LHC Group Inc *	383	67
Ligand Pharmaceuticals Inc *	462	52
LivaNova PLC *	657	32
Livongo Health Inc *	1,898	143
Luminex Corp	2,284	74
MacroGenics Inc *	1,782	50
Madrigal Pharmaceuticals Inc *	531	60
McKesson Corp	1,288	198
MEDNAX Inc *	417	7
Merck & Co Inc	39,446	3,050
Meridian Bioscience Inc *	5,130	119
Mettler-Toledo International Inc *	1,565	1,261
Mirati Therapeutics Inc *	429	49
Moderna Inc *	4,368	280
Mylan NV *	607	10
MyoKardia Inc *	751	73
Myriad Genetics Inc *	1,860	21
Natera Inc *	1,361	68
National Research Corp	779	45
Natus Medical Inc *	1,614	35
Nektar Therapeutics, Cl A *	2,328	54
Neogen Corp *	721	56
Neurocrine Biosciences Inc *	1,089	133
Nevro Corp *	83	10
NextCure Inc *	952	20
NextGen Healthcare Inc *	3,392	37
Novavax Inc *	1,079	90
NuVasive Inc *	653	36
Ocular Therapeutix Inc *	5,747	48
Omeros Corp *	3,345	49

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Option Care Health Inc *	648	$9
OraSure Technologies Inc *	6,042	70
Pennant Group Inc/The *	1,609	36
Penumbra Inc *	72	13
PerkinElmer Inc	120	12
Pfizer Inc	86,529	2,829
Phreesia Inc *	361	10
Portola Pharmaceuticals Inc *	1,960	35
PRA Health Sciences Inc *	108	11
Premier Inc, Cl A *	2,266	78
Principia Biopharma Inc *	925	55
PTC Therapeutics Inc *	1,021	52
Puma Biotechnology Inc *	5,574	58
QIAGEN NV *	2,338	100
Quest Diagnostics Inc	865	99
Quidel Corp *	249	56
Radius Health Inc *	2,352	32
Reata Pharmaceuticals Inc, Cl A *	235	37
Regeneron Pharmaceuticals Inc *	1,105	689
Repligen Corp *	553	68
ResMed Inc	2,930	563
Retrophin Inc *	3,434	70
Revance Therapeutics Inc *	3,056	75
Rhythm Pharmaceuticals Inc *	2,112	47
Rubius Therapeutics Inc *	3,679	22
Sage Therapeutics Inc *	516	21
Sangamo Therapeutics Inc *	5,482	49
Sarepta Therapeutics Inc *	87	14
Scholar Rock Holding Corp *	2,520	46
Seattle Genetics Inc *	750	127
Shockwave Medical Inc *	1,114	53
Simulations Plus Inc	1,477	88
Sorrento Therapeutics Inc *	12,406	78
STAAR Surgical Co *	1,343	83
STERIS PLC	1,661	255
Stryker Corp	4,213	759
Supernus Pharmaceuticals Inc *	2,174	52
Surgery Partners Inc *	4,621	53
Surmodics Inc *	1,169	51
Syndax Pharmaceuticals Inc *	3,272	48
Syros Pharmaceuticals Inc *	1,610	17
Tactile Systems Technology Inc *	728	30
Tandem Diabetes Care Inc *	144	14
Teladoc Health Inc *	430	82
Teleflex Inc	742	270
TG Therapeutics Inc *	4,916	96
Theravance Biopharma Inc *	2,200	46
Thermo Fisher Scientific Inc	5,343	1,936
Translate Bio Inc *	2,224	40
Turning Point Therapeutics Inc *	828	53
Twist Bioscience Corp *	1,681	76
Ultragenyx Pharmaceutical Inc *	1,143	89

New Covenant Funds / Annual Report / June 30, 2020	23

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
United Therapeutics Corp *	559	$68
UnitedHealth Group Inc	17,164	5,062
Universal Health Services Inc, Cl B	80	7
UroGen Pharma Ltd *	1,543	40
US Physical Therapy Inc	428	35
Vapotherm Inc *	1,281	53
Varex Imaging Corp *	1,631	25
Varian Medical Systems Inc *	1,773	217
Veeva Systems Inc, Cl A *	1,157	271
Vertex Pharmaceuticals Inc *	3,305	959
Viking Therapeutics Inc *	6,150	44
Waters Corp *	395	71
West Pharmaceutical Services Inc	1,875	426
Wright Medical Group NV *	1,682	50
Zimmer Biomet Holdings Inc	3,501	418
Zoetis Inc, Cl A	6,022	825
Zogenix Inc *	947	26

		66,520

Industrials — 8.2%
3M Co	10,841	1,691
A O Smith Corp	1,708	80
AAON Inc	997	54
AAR Corp	1,101	23
ABM Industries Inc	1,349	49
ACCO Brands Corp	5,214	37
Acuity Brands Inc	84	8
ADT Inc	6,039	48
Advanced Disposal Services Inc *	1,523	46
AECOM *	6,633	249
AGCO Corp	149	8
Air Lease Corp, Cl A	1,053	31
Alamo Group Inc	424	44
Alaska Air Group Inc	10,133	367
Albany International Corp, Cl A	636	37
Allegiant Travel Co, Cl A	281	31
Allegion plc	855	87
Allison Transmission Holdings Inc	1,870	69
Altra Industrial Motion Corp	1,437	46
AMERCO	136	41
American Airlines Group Inc	405	5
American Woodmark Corp *	461	35
AMETEK Inc	3,390	303
Apogee Enterprises Inc	1,229	28
Applied Industrial Technologies Inc	745	46
ArcBest Corp	1,766	47
Arcosa Inc	1,128	48
Argan Inc	1,315	62
Armstrong World Industries Inc	979	76
ASGN Inc *	723	48
Astec Industries Inc	1,175	54
Atkore International Group Inc *	1,234	34
Avis Budget Group Inc *	2,276	52

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Axon Enterprise Inc *	1,934	$190
AZZ Inc	1,071	37
Barnes Group Inc	807	32
Bloom Energy Corp, Cl A *	2,773	30
Brady Corp, Cl A	873	41
Brink’s Co/The	540	25
Carlisle Cos Inc	311	37
Carrier Global Corp	2,809	62
Casella Waste Systems Inc, Cl A *	1,080	56
CBIZ Inc *	1,805	43
CH Robinson Worldwide Inc	148	12
Chart Industries Inc *	807	39
Cimpress PLC *	398	30
Cintas Corp	1,907	508
CIRCOR International Inc *	1,110	28
Clean Harbors Inc *	137	8
Colfax Corp *	1,455	41
Comfort Systems USA Inc	988	40
Construction Partners Inc, Cl A *	2,838	50
Copa Holdings SA, Cl A	469	24
Copart Inc *	1,284	107
CoStar Group Inc *	266	189
Covanta Holding Corp	3,388	32
Crane Co	135	8
CSW Industrials Inc	645	45
CSX Corp	9,694	676
Cummins Inc	3,179	551
Curtiss-Wright Corp	1,789	160
Deere & Co	4,735	744
Delta Air Lines Inc	39,597	1,111
Deluxe Corp	981	23
Donaldson Co Inc	202	9
Douglas Dynamics Inc	918	32
Dover Corp	2,207	213
Dycom Industries Inc *	1,064	44
Eaton Corp PLC	13,217	1,156
EMCOR Group Inc	565	37
Emerson Electric Co	6,592	409
EnerSys	664	43
EnPro Industries Inc	738	36
Equifax Inc	691	119
ESCO Technologies Inc	568	48
Expeditors International of Washington Inc	1,163	88
Exponent Inc	727	59
Fastenal Co	6,120	262
Federal Signal Corp	1,560	46
FedEx Corp	3,239	454
Flowserve Corp	239	7
Fluor Corp	4,373	53
Forrester Research Inc *	1,169	37
Fortune Brands Home & Security Inc	174	11
Forward Air Corp	727	36

24	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Franklin Electric Co Inc	897	$47
FTI Consulting Inc *	443	51
Gates Industrial Corp PLC *	886	9
GATX Corp	603	37
Generac Holdings Inc *	496	60
General Electric Co	121,638	831
Gibraltar Industries Inc *	959	46
Graco Inc	223	11
GrafTech International Ltd	954	8
Granite Construction Inc	1,780	34
Great Lakes Dredge & Dock Corp *	4,289	40
Greenbrier Cos Inc/The	1,583	36
Hawaiian Holdings Inc	1,619	23
HD Supply Holdings Inc *	1,986	69
Healthcare Services Group Inc	2,050	50
Heartland Express Inc	2,380	50
HEICO Corp	4,884	487
HEICO Corp, Cl A	4,197	341
Helios Technologies Inc	1,091	41
Herc Holdings Inc *	1,012	31
Herman Miller Inc	1,053	25
Hexcel Corp	4,105	186
Hillenbrand Inc	1,501	41
HNI Corp	1,268	39
Honeywell International Inc	10,659	1,541
Howmet Aerospace Inc	7,379	117
Hub Group Inc, Cl A *	976	47
Hubbell Inc, Cl B	682	85
IAA Inc *	253	10
ICF International Inc	545	35
IDEX Corp	68	11
IHS Markit Ltd	3,910	295
Illinois Tool Works Inc	10,512	1,838
Ingersoll Rand Inc *	6,701	188
Insperity Inc	592	38
Interface Inc, Cl A	2,949	24
ITT Inc	1,404	82
Jacobs Engineering Group Inc	1,091	93
JB Hunt Transport Services Inc	437	53
JetBlue Airways Corp *	4,688	51
John Bean Technologies Corp	439	38
Johnson Controls International plc	22,116	755
Kadant Inc	475	47
Kaman Corp	743	31
Kansas City Southern	1,741	260
KAR Auction Services Inc	2,303	32
Kelly Services Inc, Cl A	2,214	35
Kennametal Inc	1,343	39
Kforce Inc	1,239	36
Kirby Corp *	1,032	55
Knight-Swift Transportation Holdings Inc, Cl A	1,357	57

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Knoll Inc	1,853	$23
Korn Ferry	1,193	37
Landstar System Inc	432	49
Lennox International Inc	44	10
Lincoln Electric Holdings Inc	1,027	87
Lindsay Corp	523	48
Lyft Inc, Cl A *	240	8
Macquarie Infrastructure Corp	266	8
ManpowerGroup Inc	3,586	247
Marten Transport Ltd	2,313	58
Masco Corp	6,315	317
MasTec Inc *	795	36
Matson Inc	1,273	37
Maxar Technologies Inc	6,794	122
McGrath RentCorp	666	36
Mercury Systems Inc *	2,386	188
Meritor Inc *	2,088	41
Middleby Corp/The *	103	8
Mobile Mini Inc	1,315	39
Moog Inc, Cl A	580	31
MRC Global Inc *	3,597	21
MSA Safety Inc	392	45
MSC Industrial Direct Co Inc, Cl A	1,115	81
Nielsen Holdings PLC	7,584	113
Nordson Corp	600	114
Norfolk Southern Corp	3,218	565
NOW Inc *	4,359	38
NV5 Global Inc *	1,080	55
nVent Electric PLC	457	9
Old Dominion Freight Line Inc	400	68
Omega Flex Inc	448	47
Oshkosh Corp	2,762	198
Otis Worldwide Corp	2,746	156
Owens Corning	4,958	276
PACCAR Inc	5,034	377
Parker-Hannifin Corp	1,231	226
Parsons Corp *	1,198	43
Pentair PLC	4,928	187
Pitney Bowes Inc	11,792	31
Plug Power Inc *	10,246	84
Proto Labs Inc *	491	55
Quanex Building Products Corp	2,637	37
Quanta Services Inc	2,291	90
Raven Industries Inc	1,437	31
RBC Bearings Inc *	320	43
Regal Beloit Corp	1,068	93
Republic Services Inc, Cl A	1,046	86
Resideo Technologies Inc *	448	5
Rexnord Corp	1,539	45
Robert Half International Inc	806	43
Rockwell Automation Inc	1,620	345
Rollins Inc	2,355	100

New Covenant Funds / Annual Report / June 30, 2020	25

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Roper Technologies Inc	1,565	$608
Ryder System Inc	1,425	53
Saia Inc *	547	61
Schneider National Inc, Cl B	521	13
Sensata Technologies Holding PLC *	4,273	159
Shyft Group Inc/The	2,836	48
Simpson Manufacturing Co Inc	643	54
Snap-on Inc	318	44
Southwest Airlines Co	3,131	107
SP Plus Corp *	1,169	24
Spirit AeroSystems Holdings Inc, Cl A	9,098	218
Spirit Airlines Inc *	1,221	22
SPX Corp *	999	41
SPX FLOW Inc *	1,044	39
Stanley Black & Decker Inc	1,349	188
Steelcase Inc, Cl A	2,620	32
Stericycle Inc *	179	10
Teledyne Technologies Inc *	878	273
Tennant Co	639	42
Terex Corp	1,651	31
Tetra Tech Inc	564	45
Timken Co/The	204	9
Toro Co/The	1,175	78
TPI Composites Inc *	472	11
Trane Technologies PLC	7,234	644
TransDigm Group Inc	1,732	766
TransUnion	2,713	236
Trex Co Inc *	567	74
TriMas Corp *	1,583	38
TriNet Group Inc *	898	55
Trinity Industries Inc	511	11
Triumph Group Inc	1,853	17
TrueBlue Inc *	2,106	32
Uber Technologies Inc *	12,223	380
UFP Industries Inc	1,033	51
UniFirst Corp/MA	235	42
Union Pacific Corp	12,488	2,111
United Airlines Holdings Inc *	2,850	99
United Parcel Service Inc, Cl B	9,414	1,047
United Rentals Inc *	1,692	252
Univar Solutions Inc *	476	8
US Ecology Inc	900	30
Valmont Industries Inc	76	9
Vectrus Inc *	984	48
Verisk Analytics Inc, Cl A	1,729	294
Vivint Solar Inc *	4,980	49
Wabash National Corp	3,217	34
Waste Management Inc	6,467	685
Watsco Inc	537	95
Watts Water Technologies Inc, Cl A	507	41
Welbilt Inc *	3,137	19
Werner Enterprises Inc	1,360	59

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
WESCO International Inc *	3,661	$129
Westinghouse Air Brake Technologies Corp	465	27
Woodward Inc	769	60
WW Grainger Inc	4,161	1,307
XPO Logistics Inc *	1,396	108
Xylem Inc/NY	16,416	1,066

		37,818

Information Technology — 25.8%
2U Inc *	2,061	78
8x8 Inc *	2,725	44
Acacia Communications Inc *	744	50
ACI Worldwide Inc *	1,373	37
Adobe Inc *	9,813	4,272
ADTRAN Inc	5,303	58
Advanced Energy Industries Inc *	725	49
Advanced Micro Devices Inc *	12,867	677
Agilysys Inc *	323	6
Akamai Technologies Inc *	7,949	851
Akoustis Technologies Inc *	6,091	50
Alarm.com Holdings Inc *	1,192	77
Alliance Data Systems Corp	1,335	60
Altair Engineering Inc, Cl A *	1,454	58
Alteryx Inc, Cl A *	1,551	255
Ambarella Inc *	160	7
Amdocs Ltd	3,632	221
Amkor Technology Inc *	3,864	48
Amphenol Corp, Cl A	2,558	245
Analog Devices Inc	4,564	560
Anaplan Inc *	217	10
ANSYS Inc *	683	199
Appian Corp, Cl A *	1,246	64
Apple Inc	62,732	22,885
Applied Materials Inc	10,761	651
Arista Networks Inc *	768	161
Arrow Electronics Inc *	2,550	175
Aspen Technology Inc *	413	43
Atlassian Corp PLC, Cl A *	665	120
Autodesk Inc *	3,559	851
Automatic Data Processing Inc	12,646	1,883
Avaya Holdings Corp *	4,140	51
Avnet Inc	1,892	53
Axcelis Technologies Inc *	2,104	59
Badger Meter Inc	775	49
Belden Inc	900	29
Benchmark Electronics Inc	1,447	31
Black Knight Inc *	1,569	114
Blackbaud Inc	629	36
Blackline Inc *	185	15
Booz Allen Hamilton Holding Corp, Cl A	1,402	109
Bottomline Technologies DE Inc *	943	48
Box Inc, Cl A *	2,984	62
Broadcom Inc	6,023	1,901

26	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Broadridge Financial Solutions Inc	720	$91
Brooks Automation Inc	1,150	51
Cabot Microelectronics Corp	373	52
Cadence Design Systems Inc *	2,046	196
Cardtronics PLC *	1,198	29
Cass Information Systems Inc	865	34
CDK Global Inc	1,636	68
CDW Corp/DE	806	94
Cerence Inc *	493	20
Ceridian HCM Holding Inc *	792	63
Ciena Corp *	1,223	66
Cirrus Logic Inc *	640	40
Cisco Systems Inc	68,588	3,199
Citrix Systems Inc	1,980	293
Cloudera Inc *	4,481	57
Cognex Corp	203	12
Cognizant Technology Solutions Corp, Cl A	8,315	472
Coherent Inc *	626	82
Cohu Inc	2,351	41
CommScope Holding Co Inc *	7,086	59
CommVault Systems Inc *	1,095	42
CoreLogic Inc/United States	271	18
Cornerstone OnDemand Inc *	862	33
Corning Inc	6,104	158
Coupa Software Inc *	970	269
Cree Inc *	248	15
CSG Systems International Inc	965	40
CTS Corp	1,735	35
Dell Technologies Inc, Cl C *	4,108	226
Diebold Nixdorf Inc *	4,695	28
Digital Turbine Inc *	6,346	80
DocuSign Inc, Cl A *	1,618	279
Dolby Laboratories Inc, Cl A	731	48
Domo Inc, Cl B *	1,639	53
Dropbox Inc, Cl A *	2,914	63
DXC Technology Co	5,395	89
Dynatrace Inc *	465	19
Ebix Inc	1,517	34
EchoStar Corp, Cl A *	1,124	31
Elastic NV *	183	17
Enphase Energy Inc *	2,127	101
Entegris Inc	980	58
Envestnet Inc *	717	53
EPAM Systems Inc *	1,434	361
ePlus Inc *	592	42
Euronet Worldwide Inc *	74	7
Everbridge Inc *	1,814	251
EVERTEC Inc	1,569	44
ExlService Holdings Inc *	711	45
Extreme Networks Inc *	6,878	30
F5 Networks Inc *	578	81
Fair Isaac Corp *	299	125

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Fidelity National Information Services Inc	7,874	$1,056
FireEye Inc *	5,502	67
First Solar Inc *	3,538	175
Fiserv Inc *	6,758	660
Fitbit Inc, Cl A *	7,553	49
Five9 Inc *	751	83
FleetCor Technologies Inc *	729	183
FLIR Systems Inc	1,671	68
ForeScout Technologies Inc *	1,454	31
FormFactor Inc *	1,939	57
Fortinet Inc *	928	127
Genpact Ltd	6,870	251
Global Payments Inc	3,359	570
GoDaddy Inc, Cl A *	1,102	81
Guidewire Software Inc *	109	12
Hackett Group Inc/The	3,129	42
HubSpot Inc *	322	72
IAC/InterActiveCorp *	376	122
Ichor Holdings Ltd *	1,480	39
II-VI Inc *	1,509	71
Infinera Corp *	6,579	39
Inphi Corp *	680	80
Inseego Corp *	7,132	83
Insight Enterprises Inc *	754	37
Intel Corp	67,438	4,035
Intelligent Systems Corp *	1,128	38
InterDigital Inc	917	52
International Business Machines Corp	13,123	1,585
Intuit Inc	3,714	1,100
IPG Photonics Corp *	558	89
Itron Inc *	588	39
J2 Global Inc *	540	34
Jabil Inc	6,948	223
Jack Henry & Associates Inc	636	117
Juniper Networks Inc	7,826	179
KBR Inc	1,640	37
Keysight Technologies Inc *	12,701	1,280
KLA Corp	1,904	370
Knowles Corp *	2,314	35
Lam Research Corp	3,493	1,130
Lattice Semiconductor Corp *	2,475	70
Littelfuse Inc	60	10
LivePerson Inc *	1,299	54
LogMeIn Inc	1,076	91
Lumentum Holdings Inc *	660	54
Manhattan Associates Inc *	1,278	120
Marvell Technology Group Ltd	4,705	165
Mastercard Inc, Cl A	13,112	3,877
Maxim Integrated Products Inc	3,740	227
MAXIMUS Inc	682	48
Medallia Inc *	1,562	39
Microchip Technology Inc	1,615	170

New Covenant Funds / Annual Report / June 30, 2020	27

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Micron Technology Inc *	13,124	$676
Microsoft Corp	112,888	22,974
MicroStrategy Inc, Cl A *	339	40
MKS Instruments Inc	103	12
Model N Inc *	1,438	50
MongoDB Inc, Cl A *	574	130
Monolithic Power Systems Inc	64	15
National Instruments Corp	2,353	91
NCR Corp *	334	6
NetApp Inc	2,936	130
NetScout Systems Inc *	2,073	53
New Relic Inc *	749	52
NIC Inc	2,268	52
Novanta Inc *	547	58
Nuance Communications Inc *	2,832	72
Nutanix Inc, Cl A *	359	9
NVIDIA Corp	9,892	3,758
Okta Inc, Cl A *	812	163
ON Semiconductor Corp *	9,649	191
Oracle Corp	34,708	1,918
OSI Systems Inc *	497	37
PagerDuty Inc *	1,821	52
Palo Alto Networks Inc *	541	124
Paychex Inc	2,612	198
Paycom Software Inc *	194	60
Paylocity Holding Corp *	417	61
PayPal Holdings Inc *	18,658	3,251
Paysign Inc *	4,721	46
Pegasystems Inc	150	15
Perficient Inc *	1,142	41
Perspecta Inc	1,895	44
Photronics Inc *	3,197	36
Plantronics Inc	1,930	28
Plexus Corp *	633	45
Pluralsight Inc, Cl A *	2,621	47
Power Integrations Inc	531	63
Progress Software Corp	1,206	47
Proofpoint Inc *	98	11
PROS Holdings Inc *	818	36
PTC Inc *	677	53
Pure Storage Inc, Cl A *	685	12
Q2 Holdings Inc *	633	54
Qorvo Inc *	100	11
QUALCOMM Inc	17,833	1,627
Qualys Inc *	591	61
Rambus Inc *	3,633	55
Rapid7 Inc *	892	46
RealPage Inc *	211	14
RingCentral Inc, Cl A *	699	199
Rogers Corp *	392	49
Sabre Corp	506	4
Sailpoint Technologies Holdings Inc *	2,129	56

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
salesforce.com *	17,861	$3,346
Sanmina Corp *	1,459	37
ScanSource Inc *	1,292	31
Semtech Corp *	1,000	52
ServiceNow Inc *	2,349	951
Silicon Laboratories Inc *	437	44
Skyworks Solutions Inc	2,779	355
Smartsheet Inc, Cl A *	266	14
SolarWinds Corp *	634	11
Splunk Inc *	1,357	270
SPS Commerce Inc *	882	66
Square Inc, Cl A *	3,587	376
SS&C Technologies Holdings Inc	831	47
Switch Inc, Cl A	779	14
Synaptics Inc *	142	9
SYNNEX Corp	387	46
Synopsys Inc *	1,083	211
Teradata Corp *	4,437	92
Teradyne Inc	4,784	404
Texas Instruments Inc	13,483	1,712
Trade Desk Inc/The, Cl A *	829	337
Trimble Inc *	2,035	88
TTEC Holdings Inc	1,378	64
TTM Technologies Inc *	3,357	40
Tucows Inc, Cl A *	834	48
Twilio Inc, Cl A *	2,168	476
Tyler Technologies Inc *	393	136
Ubiquiti Inc	263	46
Unisys Corp *	689	8
Universal Display Corp	521	78
Upland Software Inc *	1,378	48
Varonis Systems Inc *	653	58
Verint Systems Inc *	947	43
VeriSign Inc *	802	166
Verra Mobility Corp, Cl A *	3,479	36
ViaSat Inc *	693	27
Viavi Solutions Inc *	3,355	43
Virtusa Corp *	1,123	36
Visa Inc, Cl A	29,770	5,751
VMware Inc, Cl A *	1,343	208
Western Digital Corp	2,423	107
Western Union Co/The	425	9
WEX Inc *	55	9
Workday Inc, Cl A *	2,079	390
Workiva Inc, Cl A *	1,224	65
Xerox Holdings Corp	7,073	108
Xilinx Inc	2,632	259
Xperi Holding Corp	2,351	35
Zebra Technologies Corp, Cl A *	438	112
Zendesk Inc *	152	13
Zoom Video Communications Inc, Cl A *	1,700	431
Zscaler Inc *	681	75

28	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Zuora Inc, Cl A *	3,498	$45

		118,835

Materials — 3.0%
Air Products and Chemicals Inc	4,688	1,132
Albemarle Corp	167	13
Alcoa Corp *	5,657	64
Allegheny Technologies Inc *	2,362	24
AptarGroup Inc	1,944	218
Arconic Corp *	1,844	26
Ashland Global Holdings Inc	152	11
Avery Dennison Corp	88	10
Axalta Coating Systems Ltd *	7,963	180
Balchem Corp	488	46
Ball Corp	14,154	984
Berry Global Group Inc *	4,123	183
Cabot Corp	238	9
Carpenter Technology Corp	1,006	24
Celanese Corp, Cl A	93	8
CF Industries Holdings Inc	1,066	30
Chase Corp	421	43
Chemours Co/The	2,832	43
Cleveland-Cliffs Inc	11,888	66
Coeur Mining Inc *	6,945	35
Commercial Metals Co	2,280	47
Compass Minerals International Inc	851	41
Corteva Inc	4,112	110
Crown Holdings Inc *	6,925	451
Domtar Corp	298	6
Dow Inc	6,685	272
DuPont de Nemours Inc	7,322	389
Eagle Materials Inc	126	9
Eastman Chemical Co	9,101	634
Ecolab Inc	3,153	627
Element Solutions Inc *	1,023	11
FMC Corp	2,400	239
Freeport-McMoRan Inc	31,087	360
GCP Applied Technologies Inc *	2,199	41
Graphic Packaging Holding Co	681	10
Greif Inc, Cl A	1,122	39
HB Fuller Co	976	44
Huntsman Corp	475	9
Ingevity Corp *	563	30
Innospec Inc	499	39
International Flavors & Fragrances Inc	2,307	283
International Paper Co	785	28
Kraton Corp *	2,033	35
Linde PLC	8,150	1,729
Livent Corp *	5,807	36
Louisiana-Pacific Corp	1,740	45
LyondellBasell Industries NV, Cl A	2,182	143
Martin Marietta Materials Inc	397	82
Minerals Technologies Inc	880	41

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Mosaic Co/The	3,590	$45
Neenah Inc	693	34
NewMarket Corp	102	41
Newmont Corp	29,273	1,807
Novagold Resources Inc *	6,675	61
Nucor Corp	1,510	63
P H Glatfelter Co	2,740	44
Packaging Corp of America	101	10
PPG Industries Inc	2,274	241
Quaker Chemical Corp	309	57
Reliance Steel & Aluminum Co	412	39
Royal Gold Inc	437	54
RPM International Inc	664	50
Scotts Miracle-Gro Co/The	482	65
Sealed Air Corp	293	10
Sensient Technologies Corp	779	41
Sherwin-Williams Co/The	2,451	1,416
Silgan Holdings Inc	1,635	53
Sonoco Products Co	185	10
Southern Copper Corp	272	11
Steel Dynamics Inc	2,648	69
Stepan Co	510	50
Summit Materials Inc, Cl A *	2,136	34
Trinseo SA	1,345	30
Tronox Holdings PLC	4,385	32
United States Lime & Minerals Inc	581	49
United States Steel Corp	3,709	27
Valvoline Inc	11,216	217
Verso Corp	2,760	33
Vulcan Materials Co	665	77
W R Grace & Co	733	37
Warrior Met Coal Inc	2,378	37
Westlake Chemical Corp	718	39
Westrock Co	3,989	113
Worthington Industries Inc	1,149	43

		14,018

Real Estate — 3.5%
Acadia Realty Trust ‡	1,946	25
Agree Realty Corp ‡	736	48
Alexander & Baldwin Inc ‡	2,342	29
Alexandria Real Estate Equities Inc ‡	1,497	243
American Assets Trust Inc ‡	1,128	31
American Campus Communities Inc ‡	252	9
American Finance Trust Inc ‡	3,743	30
American Tower Corp, Cl A ‡	6,167	1,594
Americold Realty Trust ‡	346	13
Apartment Investment and Management Co, Cl A ‡	1,721	65
Apple Hospitality REIT Inc ‡	718	7
AvalonBay Communities Inc ‡	3,261	504
Boston Properties Inc ‡	1,468	133
Brandywine Realty Trust ‡	14,492	158

New Covenant Funds / Annual Report / June 30, 2020	29

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Brixmor Property Group Inc ‡	4,703	$60
Brookfield Property REIT Inc, Cl A ‡	622	6
Camden Property Trust ‡	850	78
CareTrust REIT Inc ‡	2,438	42
CBRE Group Inc, Cl A *	29,020	1,312
Colony Capital Inc ‡	41,643	100
Columbia Property Trust Inc ‡	565	7
Community Healthcare Trust Inc ‡	1,136	46
Corporate Office Properties Trust ‡	7,752	196
Cousins Properties Inc ‡	289	9
Crown Castle International Corp ‡	5,046	844
CubeSmart ‡	377	10
Cushman & Wakefield PLC *‡	2,593	32
CyrusOne Inc ‡	181	13
DiamondRock Hospitality Co ‡	4,575	25
Digital Realty Trust Inc ‡	2,674	380
Diversified Healthcare Trust ‡	6,702	30
Douglas Emmett Inc ‡	2,338	72
Duke Realty Corp ‡	2,798	99
EastGroup Properties Inc ‡	379	45
Empire State Realty Trust Inc, Cl A ‡	5,592	39
EPR Properties ‡	735	24
Equinix Inc ‡	1,035	727
Equity Commonwealth ‡	2,677	86
Equity LifeStyle Properties Inc ‡	167	10
Equity Residential ‡	3,485	205
Essential Properties Realty Trust Inc ‡	2,028	30
Essex Property Trust Inc ‡	454	104
Extra Space Storage Inc ‡	811	75
Federal Realty Investment Trust ‡	664	57
First Industrial Realty Trust Inc ‡	1,226	47
Four Corners Property Trust Inc ‡	1,848	45
Franklin Street Properties Corp ‡	5,897	30
Gaming and Leisure Properties Inc ‡	278	10
Global Net Lease Inc ‡	2,484	42
Healthcare Realty Trust Inc ‡	1,555	46
Healthcare Trust of America Inc, Cl A ‡	392	10
Highwoods Properties Inc ‡	247	9
Host Hotels & Resorts Inc ‡	17,568	190
Howard Hughes Corp/The *	795	41
Hudson Pacific Properties Inc ‡	2,475	62
Independence Realty Trust Inc ‡	3,625	42
Industrial Logistics Properties Trust ‡	2,389	49
Invitation Homes Inc ‡	398	11
Iron Mountain Inc ‡	5,996	156
JBG SMITH Properties ‡	2,065	61
Jones Lang LaSalle Inc	1,270	131
Kennedy-Wilson Holdings Inc ‡	2,254	34
Kilroy Realty Corp ‡	4,516	265
Kimco Realty Corp ‡	4,679	60
Kite Realty Group Trust ‡	2,741	32
Lamar Advertising Co, Cl A ‡	1,059	71

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Lexington Realty Trust, Cl B ‡	4,761	$50
Life Storage Inc ‡	110	10
LTC Properties Inc ‡	1,142	43
Macerich Co/The ‡	5,508	49
Marcus & Millichap Inc *‡	1,380	40
Medical Properties Trust Inc ‡	2,513	47
Mid-America Apartment Communities Inc ‡	772	89
Monmouth Real Estate Investment Corp ‡	3,365	49
National Health Investors Inc ‡	635	39
National Retail Properties Inc ‡	975	35
National Storage Affiliates Trust ‡	1,534	44
Newmark Group Inc, Cl A ‡	3,753	18
Office Properties Income Trust ‡	1,618	42
Omega Healthcare Investors Inc ‡	1,229	37
Outfront Media Inc ‡	1,951	28
Paramount Group Inc ‡	5,922	46
Park Hotels & Resorts Inc ‡	1,996	20
Pebblebrook Hotel Trust ‡	1,899	26
Physicians Realty Trust ‡	2,753	48
Piedmont Office Realty Trust Inc, Cl A ‡	2,333	39
PotlatchDeltic Corp ‡	1,174	45
Prologis Inc ‡	20,608	1,923
Public Storage ‡	1,626	312
QTS Realty Trust Inc, Cl A ‡	981	63
Rayonier Inc ‡	1,593	39
RE/MAX Holdings Inc, Cl A	1,292	41
Realogy Holdings Corp	4,621	34
Realty Income Corp ‡	2,296	137
Redfin Corp *	458	19
Regency Centers Corp ‡	28,376	1,302
Retail Opportunity Investments Corp ‡	2,907	33
Retail Properties of America Inc, Cl A ‡	876	6
Rexford Industrial Realty Inc ‡	1,114	46
RLJ Lodging Trust	2,849	27
RMR Group Inc/The, Cl A ‡	1,095	32
RPT Realty ‡	3,429	24
Ryman Hospitality Properties Inc ‡	577	20
Sabra Health Care REIT Inc ‡	2,410	35
Safehold Inc ‡	226	13
SBA Communications Corp, Cl A ‡	994	296
Service Properties Trust ‡	483	3
Simon Property Group Inc ‡	3,706	253
SITE Centers Corp ‡	3,734	30
SL Green Realty Corp ‡	2,476	122
Spirit Realty Capital Inc ‡	237	8
St Joe Co/The *‡	2,464	48
STAG Industrial Inc ‡	1,647	48
STORE Capital Corp ‡	2,555	61
Summit Hotel Properties Inc ‡	4,173	25
Sunstone Hotel Investors Inc ‡	3,516	29
Tanger Factory Outlet Centers Inc ‡	3,357	24
Taubman Centers Inc ‡	1,690	64

30	New Covenant Funds / Annual Report / June 30, 2020

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Terreno Realty Corp ‡	941	$50
UDR Inc ‡	250	9
Uniti Group Inc ‡	6,587	62
Universal Health Realty Income Trust ‡	439	35
Urban Edge Properties ‡	2,679	32
Urstadt Biddle Properties Inc, Cl A ‡	2,126	25
Ventas Inc ‡	3,279	120
VEREIT Inc ‡	10,217	66
VICI Properties Inc ‡	2,012	41
Vornado Realty Trust ‡	2,903	111
Washington Real Estate Investment Trust ‡	1,705	38
Weingarten Realty Investors ‡	2,933	56
Welltower Inc ‡	4,270	221
Weyerhaeuser Co ‡	17,005	382
WP Carey Inc ‡	149	10
Xenia Hotels & Resorts Inc ‡	2,347	22

		16,337

Utilities — 2.8%
AES Corp/The	5,282	77
ALLETE Inc	620	34
Alliant Energy Corp	213	10
Ameren Corp	1,172	82
American Electric Power Co Inc	5,930	472
American States Water Co	580	46
American Water Works Co Inc	2,717	350
Atmos Energy Corp	461	46
Avangrid Inc	1,720	72
Black Hills Corp	641	36
California Water Service Group	978	47
CenterPoint Energy Inc	434	8
Clearway Energy Inc, Cl C	2,583	60
CMS Energy Corp	20,708	1,210
Consolidated Edison Inc	3,086	222
Dominion Energy Inc	9,854	800
DTE Energy Co	9,809	1,054
Duke Energy Corp	9,540	762
Edison International	3,288	179
El Paso Electric Co	742	50
Entergy Corp	2,276	214
Essential Utilities Inc	331	14
Evergy Inc	180	11
Eversource Energy	10,983	915
Exelon Corp	11,090	402
FirstEnergy Corp	4,900	190
Hawaiian Electric Industries Inc	249	9
IDACORP Inc	108	9
MDU Resources Group Inc	386	9
MGE Energy Inc	631	41
Middlesex Water Co	790	53
National Fuel Gas Co	245	10
New Jersey Resources Corp	1,111	36
NextEra Energy Inc	6,768	1,625

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
NiSource Inc	419	$10
Northwest Natural Holding Co	699	39
NRG Energy Inc	2,300	75
OGE Energy Corp	261	8
ONE Gas Inc	534	41
Ormat Technologies Inc	644	41
PG&E Corp *	692	6
Pinnacle West Capital Corp	2,640	193
PNM Resources Inc	975	37
Portland General Electric Co	894	37
PPL Corp	7,025	182
Public Service Enterprise Group Inc	5,257	258
Sempra Energy	3,086	362
SJW Group	716	44
South Jersey Industries Inc	1,556	39
Southern Co/The	13,370	693
Sunnova Energy International Inc *	717	12
UGI Corp	253	8
Unitil Corp	794	36
Vistra Energy Corp	2,088	39
WEC Energy Group Inc	2,560	224
Xcel Energy Inc	21,147	1,322

		12,861

		446,497

Total Common Stock
(Cost $326,434) ($ Thousands)		451,971

PREFERRED STOCK — 0.0%
WESCO International, 10.625%	356	10

Total Preferred Stock
(Cost $9) ($ Thousands)		10

	Number of Rights
RIGHT — 0.0%
T-Mobile US Inc, Expires 07/30/2020	3,577	1

Total Right
(Cost $—) ($ Thousands)		1

New Covenant Funds / Annual Report / June 30, 2020	31

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Growth Fund (Concluded)

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.4%
SEI Daily Income Trust, Government Fund, Cl F 0.030%**†	6,613,241	$6,613

Total Cash Equivalent
(Cost $6,613) ($ Thousands)		6,613

Total Investments in Securities — 99.4%
(Cost $333,056) ($ Thousands)		$458,595

A list of the open futures contracts held by the Fund at June 30, 2020 are as follows:

Type of Contract	Number of Contracts Long	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Russell 2000 Index E-MINI	11	Sep-2020	$777	$791	$14
S&P 500 Index E-MINI	42	Sep-2020	6,382	6,490	108

			$7,159	$7,281	$122

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $461,493 ($ Thousands).
‡	Real Estate Investment Trust.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2020.
†	Investment in Affiliated Security (see Note 3).
(A)	Security is a Master Limited Partnership. At June 30, 2020, such securities amounted to $66 ($ Thousands), or 0.0% of the net assets (see Note 2).

Cl — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

REIT— Real Estate investment Trust

S&P — Standard & Poor’s

The following is a list of the levels of inputs used as of June 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	451,971	–	–	451,971
Preferred Stock	–	10	–	10
Right	1	–	–	1
Cash Equivalent	6,613	–	–	6,613

Total Investments in Securities	458,585	10	–	458,595

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	122	—	—	122

Total Other Financial Instruments	122	—	—	122

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended June 30, 2020, there were no transfers in or out of Level 3.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended June 30, 2020 ($ Thousands):

Security Description	Value 6/30/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 6/30/2020	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$8,829	$85,535	$(87,751)	$—	$—	$6,613	6,613,241	$90	$—

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2020

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund

Sector Weightings (Unaudited)†:

†Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 38.0%
Agency Mortgage-Backed Obligations — 29.6%
FHLMC
6.500%, 09/01/2039	$30	$34
5.500%, 12/01/2036 to 12/01/2038	245	280
5.000%, 12/01/2020 to 03/01/2050	1,306	1,467
4.500%, 06/01/2038 to 04/01/2050	7,013	7,633
4.000%, 07/01/2037 to 03/01/2050	3,033	3,284
3.500%, 11/01/2042 to 03/01/2050	3,923	4,205
3.000%, 08/01/2046 to 03/01/2050	5,882	6,283
2.500%, 08/01/2030 to 06/01/2050	2,853	3,004
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.765%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	217	38
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	124	7
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	255	14
FHLMC CMO, Ser 2012-4099, Cl ST, IO
5.815%, VAR LIBOR USD 1 Month+6.000%, 08/15/2042	109	19
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	126	13
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.065%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	153	26
FHLMC CMO, Ser 2014-4310, Cl SA, IO
5.765%, VAR LIBOR USD 1 Month+5.950%, 02/15/2044	44	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.295%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	$91	$18
FHLMC CMO, Ser 2014-4415, Cl IO, IO
3.371%, 04/15/2041 (A)	44	3
FHLMC Multifamily Structured Pass Through Certificates, Ser K091, Cl A2
3.505%, 03/25/2029	120	142
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M3
5.718%, VAR ICE LIBOR USD 1 Month+5.550%, 07/25/2028	349	364
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA1, Cl M1
1.385%, VAR ICE LIBOR USD 1 Month+1.200%, 07/25/2029	23	23
FHLMC, Ser 2016-353, Cl S1, IO
5.815%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	136	28
FHLMC, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	145	150
FNMA
7.000%, 11/01/2037 to 11/01/2038	28	33
6.500%, 01/01/2038 to 05/01/2040	187	217
6.000%, 07/01/2037 to 11/01/2038	141	159
5.500%, 02/01/2035	112	128
5.000%, 01/01/2021 to 12/01/2049	6,196	6,835
4.893%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.268%, 01/01/2036	24	24
4.500%, 02/01/2035 to 04/01/2056	7,365	8,083
4.174%, VAR ICE LIBOR USD 12 Month+1.700%, 03/01/2036	21	21
4.075%, VAR ICE LIBOR USD 12 Month+1.435%, 05/01/2043	217	225
4.000%, 06/01/2025 to 03/01/2050	11,561	12,563
3.500%, 04/01/2033 to 03/01/2057	11,037	11,925
3.000%, 08/01/2046 to 06/01/2050	4,308	4,575
2.850%, 08/01/2031	100	113
2.790%, 08/01/2029	200	224
2.770%, 08/01/2031	100	112
2.765%, 08/01/2031	100	112
2.260%, 04/01/2030	100	108
2.240%, 09/01/2026	139	149
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	419	489
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	344	20
FNMA CMO, Ser 2014-47, Cl AI, IO
2.212%, 08/25/2044 (A)	109	7
FNMA CMO, Ser 2015-55, Cl IO, IO
1.900%, 08/25/2055 (A)	27	1

New Covenant Funds / Annual Report / June 30, 2020	33

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA CMO, Ser 2015-56, Cl AS, IO
5.203%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	$54	$14
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
5.085%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	233	239
FNMA TBA
2.500%, 07/25/2043	2,300	2,398
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	133	158
FNMA, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	12	1
FNMA, Ser 2013-54, Cl BS, IO
5.966%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	43	11
FNMA, Ser 2017-76, Cl SB, IO
5.916%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	245	46
FNMA, Ser 2017-85, Cl SC, IO
5.253%, VAR LIBOR USD 1 Month+6.200%, 11/25/2047	61	12
FNMA, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	100	99
FNMA, Ser M19, Cl A2
2.560%, 09/25/2029	389	428
FNMA, Ser M23, Cl 3A3
2.720%, 10/25/2031 (A)	100	108
FNMA, Ser M4, Cl A2
3.610%, 02/25/2031	80	95
FNMA, Ser M6, Cl A2
3.450%, 01/01/2029	170	196
FRESB Mortgage Trust, Ser SB48, Cl A10F
3.370%, 02/25/2028 (A)	696	751
FRESB Mortgage Trust, Ser SB58, Cl A10F
3.610%, 10/25/2028 (A)	1,043	1,129
GNMA
5.500%, 02/20/2037 to 01/15/2039	108	123
5.000%, 12/20/2038 to 01/20/2049	1,034	1,154
4.600%, 09/15/2034	1,844	2,055
4.500%, 07/20/2038 to 03/20/2050	4,021	4,372
4.000%, 01/15/2041 to 11/20/2049	2,896	3,134
3.500%, 06/20/2044 to 05/15/2050	1,793	1,916
3.000%, 09/15/2042 to 01/20/2050	653	692
2.500%, 02/20/2027	543	568
GNMA CMO, Ser 186, Cl IO, IO
0.700%, 08/16/2054 (A)	973	35
GNMA CMO, Ser 2012-34, Cl SA, IO
5.860%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	32	7
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	50	2

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2012-H18, Cl NA
0.823%, VAR ICE LIBOR USD 1 Month+0.520%, 08/20/2062	$153	$153
GNMA CMO, Ser 2012-H30, Cl GA
0.653%, VAR ICE LIBOR USD 1 Month+0.350%, 12/20/2062	706	703
GNMA CMO, Ser 2013-H01, Cl TA
0.803%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	6	6
GNMA CMO, Ser 2013-H08, Cl BF
0.703%, VAR ICE LIBOR USD 1 Month+0.400%, 03/20/2063	662	660
GNMA CMO, Ser 2014-105, Cl IO, IO
0.921%, 06/16/2054 (A)	1,091	44
GNMA CMO, Ser 2015-H20, Cl FA
0.773%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	257	256
GNMA CMO, Ser 85, Cl IA, IO
0.685%, 03/16/2047 (A)	2,693	79
GNMA CMO, Ser 95, Cl IO, IO
0.547%, 04/16/2047 (A)	1,357	40
GNMA TBA
2.500%, 07/01/2045	100	105
GNMA, Ser 107, Cl AD
2.694%, 11/16/2047 (A)	94	99
GNMA, Ser 2013-H21, Cl FB
1.003%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2063	477	478
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	96	15
GNMA, Ser 2020-H04, Cl FP
0.803%, VAR ICE LIBOR USD 1 Month+0.500%, 06/20/2069	196	196
GNMA, Ser 2020-H09, Cl FL
1.340%, VAR ICE LIBOR USD 1 Month+1.150%, 05/20/2070	100	104
GNMA, Ser 28, Cl AB
3.150%, 06/16/2060	77	81
UMBS TBA
2.000%, 07/14/2169 to 07/16/2169	3,300	3,391

		99,318

Non-Agency Mortgage-Backed Obligations — 8.4%
280 Park Avenue Mortgage Trust, Ser 280P, Cl A
1.065%, VAR ICE LIBOR USD 1 Month+0.880%, 09/15/2034 (B)	130	129
BX Commercial Mortgage Trust, Ser XL, Cl A
1.625%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (B)	1,056	1,048
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	107

34	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	$810	$872
Citigroup Commercial Mortgage Trust, Ser 375P, Cl A
3.251%, 05/10/2035 (B)	190	198
COMM Mortgage Trust, Ser CR5, Cl A4
2.771%, 12/10/2045	700	713
COMM Mortgage Trust, Ser CR5, Cl AM
3.223%, 12/10/2045 (B)	590	600
COMM Mortgage Trust, Ser CR8, Cl A4
3.334%, 06/10/2046	565	595
Commercial Mortgage Trust, Ser 2013-CR12, Cl C
5.240%, 10/10/2046 (A)	10	9
Commercial Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
Commercial Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	21
Credit Suisse Mortgage Trust, Ser 2019- NQM1, Cl A3
3.064%, 10/25/2059 (B)	356	362
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(B)	999	1,035
CSMC, Ser USA, Cl B
4.185%, 09/15/2037 (B)	470	430
DBUBS Mortgage Trust, Ser LC2A, Cl A4
4.537%, 07/10/2044 (B)	1,009	1,025
DRB Prime Student Loan Trust, Ser 2015-B, Cl A1
2.085%, VAR ICE LIBOR USD 1 Month+1.900%, 10/27/2031 (B)	78	79
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (A)(B)	191	197
GS Mortage-Backed Securities Trust, Ser 2020-PJ1, Cl A6
3.500%, 05/25/2050 (A)(B)	678	682
GS Mortgage Securities Trust, Ser 2013- GC16, Cl B
5.161%, 11/10/2046 (A)	80	85
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl A
3.281%, 06/09/2021	620	593
GS Mortgage Securities Trust, Ser 2018- SRP5, Cl B
4.481%, 06/09/2021	430	406
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (B)	331	348

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
3.000%, 08/25/2050 (A)(B)	$850	$877
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045 (A)	210	216
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.053%, 01/15/2047 (A)	30	31
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.706%, 09/15/2047 (A)	80	66
JPMorgan Chase Commercial Mortgage Securities Trust, Ser C6, Cl A3
3.507%, 05/15/2045	1,071	1,105
JPMorgan Chase Commercial Mortgage Securities Trust, Ser FL7, Cl D
4.455%, VAR ICE LIBOR USD 1 Month+3.750%, 05/15/2028 (B)	129	126
JPMorgan Chase Commercial Mortgage Securities Trust, Ser LC9, Cl AS
3.353%, 12/15/2047 (B)	380	388
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.755%, 05/25/2045 (A)(B)	72	73
JPMorgan Mortgage Trust, Ser 2016-1, Cl A5
3.500%, 05/25/2046 (A)(B)	269	271
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(B)	523	536
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	193	198
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	360	367
JPMorgan Mortgage Trust, Ser 2018-6, Cl 1A4
3.500%, 12/25/2048 (A)(B)	138	138
Lanark Master Issuer, Ser 2018-1A, Cl 1A
0.778%, VAR ICE LIBOR USD 3 Month+0.420%, 12/22/2069 (B)	518	518
MAD Mortgage Trust, Ser 330M, Cl A
3.082%, 08/15/2034 (A)(B)	220	231
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C34, Cl ASB
3.354%, 11/15/2052	615	660
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C5, Cl A4
3.176%, 08/15/2045	1,475	1,507
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C9, Cl A4
3.102%, 05/15/2046	714	741
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A4
3.244%, 03/15/2045	220	224

New Covenant Funds / Annual Report / June 30, 2020	35

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust, Ser BPR, Cl A
2.105%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (B)	$320	$284
MSCG Trust, Ser 2016-SNR, Cl C
5.205%, 11/15/2034 (B)	128	125
MSCG Trust, Ser ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	403
Natixis Commercial Mortgage Securities Trust, Ser FAME, Cl B
3.655%, 08/15/2036 (B)	410	382
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058 (A)(B)	344	364
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(B)	496	499
Residential Mortgage Loan Trust, Ser 2019- 3, Cl A2
2.941%, 09/25/2059 (A)(B)	344	343
Residential Mortgage Loan Trust, Ser 2019- 3, Cl A3
3.044%, 09/25/2059 (A)(B)	344	340
Residential Mortgage Loan Trust, Ser 2020- 2, Cl A1
1.654%, 05/25/2060 (A)(B)	550	550
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	522	556
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl MA
3.500%, 07/25/2058	871	948
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	736	801
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	536	550
Sequoia Mortgage Trust, Ser 2017-5, Cl A4
3.500%, 08/25/2047 (A)(B)	490	497
Sequoia Mortgage Trust, Ser 2017-6, Cl A4
3.500%, 09/25/2047 (A)(B)	239	243
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	142	143
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	117
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	73	75
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.456%, 05/10/2063 (A)(B)	327	7

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl NXS3
3.371%, 09/15/2057	$160	$168
WF-RBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.480%, 06/15/2045 (A)(B)	1,064	19
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.329%, 05/15/2045 (A)(B)	1,057	29
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.712%, 10/15/2057 (A)	1,047	21
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.526%, 10/15/2057 (A)	270	281
WFRBS Commercial Mortgage Trust, Ser C11, Cl AS
3.311%, 03/15/2045	160	165
WFRBS Commercial Mortgage Trust, Ser C2, Cl A4
4.869%, 02/15/2044 (A)(B)	770	779
WFRBS Commercial Mortgage Trust, Ser C4, Cl A4
4.902%, 06/15/2044 (A)(B)	1,796	1,824

		28,341

Total Mortgage-Backed Securities (Cost $124,429) ($ Thousands)		127,659

CORPORATE OBLIGATIONS — 35.2%
Communication Services — 3.2%
AT&T
4.250%, 03/01/2027	150	171
4.125%, 02/17/2026	408	465
3.849%, 11/27/2022 (B)(C)	2,000	1,957
3.000%, 06/30/2022	10	10
2.300%, 06/01/2027	120	124
Charter Communications Operating
5.050%, 03/30/2029	20	24
4.908%, 07/23/2025	310	355
4.800%, 03/01/2050	40	44
3.750%, 02/15/2028	20	22
Comcast
4.700%, 10/15/2048	20	27
4.150%, 10/15/2028	80	96
3.950%, 10/15/2025	210	241
3.750%, 04/01/2040	20	23
3.450%, 02/01/2050	70	80
3.400%, 04/01/2030	40	46
3.300%, 04/01/2027	30	34
3.250%, 11/01/2039	30	33

36	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.150%, 03/01/2026	$30	$33
3.100%, 04/01/2025	10	11
Comcast Cable Communications Holdings
9.455%, 11/15/2022	1,116	1,355
Cox Communications
3.250%, 12/15/2022 (B)	859	905
Fox
4.709%, 01/25/2029	40	48
Sprint Spectrum
3.360%, 09/20/2021 (B)	241	244
TCI Communications
7.875%, 02/15/2026	240	328
Telefonica Emisiones SAU
4.895%, 03/06/2048	340	410
Tencent Holdings MTN
3.595%, 01/19/2028 (B)	250	272
T-Mobile USA
3.875%, 04/15/2030 (B)	170	189
3.750%, 04/15/2027 (B)	20	22
3.500%, 04/15/2025 (B)	289	315
Verizon Communications
4.862%, 08/21/2046	40	54
4.329%, 09/21/2028	435	524
4.125%, 08/15/2046	40	50
4.000%, 03/22/2050	40	51
3.875%, 02/08/2029	30	36
3.850%, 11/01/2042	10	12
3.376%, 02/15/2025	282	314
3.000%, 03/22/2027	20	22
2.625%, 08/15/2026	513	558
Viacom
3.875%, 04/01/2024	20	21
Vodafone Group PLC
3.750%, 01/16/2024	410	448
Walt Disney
3.350%, 03/24/2025	469	520
3.000%, 09/15/2022	30	32

		10,526

Consumer Discretionary — 1.5%
Amazon.com
4.250%, 08/22/2057	10	13
3.150%, 08/22/2027	470	538
1.200%, 06/03/2027	20	20
BMW US Capital
1.850%, 09/15/2021 (B)	20	20
Cargill
1.375%, 07/23/2023 (B)	70	71
Dollar General
3.250%, 04/15/2023	10	11
General Motors
5.400%, 10/02/2023	576	623

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
General Motors Financial
4.150%, 06/19/2023	$600	$627
3.700%, 11/24/2020	80	80
3.700%, 05/09/2023	190	195
2.450%, 11/06/2020	30	30
Home Depot
3.900%, 12/06/2028	10	12
3.900%, 06/15/2047	10	12
3.350%, 04/15/2050	140	160
3.300%, 04/15/2040	40	45
2.500%, 04/15/2027	450	493
KazMunayGas National JSC
5.375%, 04/24/2030 (B)	400	452
Lowe’s
5.125%, 04/15/2050	100	136
5.000%, 04/15/2040	30	39
4.500%, 04/15/2030	30	37
McDonald’s MTN
4.200%, 04/01/2050	70	85
3.700%, 01/30/2026	20	23
3.625%, 09/01/2049	10	11
3.500%, 03/01/2027	20	23
3.350%, 04/01/2023	280	300
3.300%, 07/01/2025	50	56
1.450%, 09/01/2025	10	10
Newell Brands
4.350%, 04/01/2023	53	55
NIKE
3.375%, 03/27/2050	90	104
2.750%, 03/27/2027	40	44
2.400%, 03/27/2025	355	382
Starbucks
2.000%, 03/12/2027	136	142
Target
2.650%, 09/15/2030	100	110
2.250%, 04/15/2025	80	86
TJX
3.500%, 04/15/2025	50	56

		5,101

Consumer Staples — 0.8%
Coca-Cola
4.200%, 03/25/2050	190	248
4.125%, 03/25/2040	20	25
3.375%, 03/25/2027	30	34
2.950%, 03/25/2025	50	55
2.600%, 06/01/2050	20	20
1.450%, 06/01/2027	80	82
Costco Wholesale
1.600%, 04/20/2030	90	91
1.375%, 06/20/2027	120	123

New Covenant Funds / Annual Report / June 30, 2020	37

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Hershey
0.900%, 06/01/2025	$20	$20
Kimberly-Clark
3.100%, 03/26/2030	20	23
Mars
3.200%, 04/01/2030 (B)	30	34
2.700%, 04/01/2025 (B)	60	64
Mondelez International
2.125%, 04/13/2023	30	31
1.500%, 05/04/2025	80	82
PepsiCo
3.875%, 03/19/2060	20	25
3.625%, 03/19/2050	30	36
3.000%, 08/25/2021	290	298
2.875%, 10/15/2049	20	22
2.750%, 03/05/2022	80	83
2.625%, 03/19/2027	10	11
2.250%, 03/19/2025	331	354
1.625%, 05/01/2030	70	71
0.750%, 05/01/2023	80	81
Procter & Gamble
3.600%, 03/25/2050	50	63
3.550%, 03/25/2040	50	60
3.000%, 03/25/2030	40	46
2.800%, 03/25/2027	10	11
2.450%, 03/25/2025	339	368
Walmart
3.550%, 06/26/2025	20	23
3.400%, 06/26/2023	30	33
3.050%, 07/08/2026	100	113

		2,630

Energy — 3.6%
Apache
3.250%, 04/15/2022	616	596
Berkshire Hathaway Energy
3.700%, 07/15/2030 (B)	140	164
BP Capital Markets America
3.790%, 02/06/2024	80	87
3.633%, 04/06/2030	50	57
3.410%, 02/11/2026	40	44
3.216%, 11/28/2023	90	97
3.119%, 05/04/2026	170	186
2.937%, 04/06/2023	281	297
BP Capital Markets PLC
3.535%, 11/04/2024	20	22
Cameron LNG
2.902%, 07/15/2031 (B)	60	64
Chevron
3.078%, 05/11/2050	10	11
2.100%, 05/16/2021	130	132
1.995%, 05/11/2027	40	42

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.554%, 05/11/2025	$70	$72
Cimarex Energy
4.375%, 06/01/2024	50	53
4.375%, 03/15/2029	50	51
3.900%, 05/15/2027	160	162
Concho Resources
4.375%, 01/15/2025	455	470
4.300%, 08/15/2028	30	33
3.750%, 10/01/2027	160	170
Continental Resources
5.000%, 09/15/2022	120	118
4.500%, 04/15/2023	150	144
4.375%, 01/15/2028	20	18
3.800%, 06/01/2024	190	178
Devon Energy
5.850%, 12/15/2025	210	232
Diamondback Energy
5.375%, 05/31/2025	50	51
3.250%, 12/01/2026	30	30
2.875%, 12/01/2024	290	290
Energy Transfer Operating
4.950%, 06/15/2028	10	11
3.750%, 05/15/2030	160	159
2.900%, 05/15/2025	40	41
Energy Transfer Partners
4.500%, 11/01/2023	60	64
Enterprise Products Operating
4.150%, 10/16/2028	140	160
3.900%, 02/15/2024	457	501
3.750%, 02/15/2025	100	111
3.125%, 07/31/2029	60	64
2.800%, 01/31/2030	170	177
EOG Resources
4.375%, 04/15/2030	30	36
4.150%, 01/15/2026	160	184
Exxon Mobil
4.327%, 03/19/2050	30	37
3.043%, 03/01/2026	150	165
2.992%, 03/19/2025	758	823
1.571%, 04/15/2023	717	736
Halliburton
3.250%, 11/15/2021	180	184
Kinder Morgan
4.300%, 06/01/2025	60	67
Kinder Morgan Energy Partners
3.500%, 03/01/2021	30	30
MidAmerican Energy
3.650%, 04/15/2029	140	167
MPLX
4.800%, 02/15/2029	50	56
4.125%, 03/01/2027	110	117
4.000%, 03/15/2028	40	42

38	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Noble Energy
3.850%, 01/15/2028	$30	$29
3.250%, 10/15/2029	80	73
Occidental Petroleum
5.550%, 03/15/2026	180	164
4.476%, 10/10/2036 (C)	2,000	840
4.100%, 02/01/2021	50	50
3.400%, 04/15/2026	80	65
3.200%, 08/15/2026	130	106
3.125%, 02/15/2022	100	96
3.000%, 02/15/2027	130	101
2.600%, 08/13/2021	250	244
Phillips 66
3.700%, 04/06/2023	582	622
Phillips 66 Partners
2.450%, 12/15/2024	413	425
Schlumberger Holdings
3.900%, 05/17/2028 (B)	456	492
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	290	320
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	160	164
Western Midstream Operating
4.050%, 02/01/2030	120	115
3.100%, 02/01/2025	30	28
2.161%, VAR ICE LIBOR USD 3 Month+0.850%, 01/13/2023	20	18
Williams
3.750%, 06/15/2027	390	417

		12,172

Financials — 14.9%
American Express
3.400%, 02/27/2023	972	1,040
2.650%, 12/02/2022	264	276
American International Group
2.500%, 06/30/2025	40	42
Anglo American Capital
3.625%, 09/11/2024 (B)	200	210
Banco Santander
4.379%, 04/12/2028	200	223
2.746%, 05/28/2025	200	207
2.431%, VAR ICE LIBOR USD 3 Month+1.120%, 04/12/2023	200	197
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	234	261
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	258	271
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	80	85

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Bank of America MTN
4.450%, 03/03/2026	$678	$781
4.250%, 10/22/2026	10	11
4.200%, 08/26/2024	210	233
4.125%, 01/22/2024	370	411
4.100%, 07/24/2023	280	308
4.083%, 03/20/2051 (A)	190	238
4.000%, 04/01/2024	440	488
4.000%, 01/22/2025	80	88
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	80	93
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	210	235
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	80	86
3.500%, 04/19/2026	130	146
3.300%, 01/11/2023	60	64
Bank of Montreal MTN
1.850%, 05/01/2025	130	135
Bank of New York Mellon MTN
3.300%, 08/23/2029	790	888
1.600%, 04/24/2025	40	41
Bank of Nova Scotia
1.625%, 05/01/2023	584	598
1.300%, 06/11/2025	70	70
Barclays Bank
2.650%, 01/11/2021	1,199	1,211
1.700%, 05/12/2022	200	204
BNP Paribas
5.198%, VAR ICE LIBOR USD 3 Month+2.567%, 01/10/2030 (B)	200	245
4.705%, VAR ICE LIBOR USD 3 Month+2.235%, 01/10/2025 (B)	270	299
4.400%, 08/14/2028 (B)	200	231
BPCE MTN
3.000%, 05/22/2022 (B)	640	662
Capital One Financial
3.300%, 10/30/2024	480	516
Charles Schwab
3.850%, 05/21/2025	110	125
Citigroup
8.125%, 07/15/2039	12	21
5.500%, 09/13/2025	150	178
5.300%, 05/06/2044	31	41
4.650%, 07/30/2045	28	36
4.450%, 09/29/2027	120	137
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	100	119
4.400%, 06/10/2025	160	179
4.300%, 11/20/2026	40	45
4.125%, 07/25/2028	40	45

New Covenant Funds / Annual Report / June 30, 2020	39

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	$240	$274
4.050%, 07/30/2022	40	42
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	340	379
3.500%, 05/15/2023	100	107
3.400%, 05/01/2026	354	392
3.200%, 10/21/2026	287	315
3.106%, VAR United States Secured Overnight Financing Rate+2.750%, 04/08/2026	50	54
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	200	207
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	903	921
Cooperatieve Rabobank UA
3.950%, 11/09/2022	670	709
3.875%, 09/26/2023 (B)	595	650
Credit Suisse Group
4.194%, VAR United States Secured Overnight Financing Rate+3.730%, 04/01/2031 (B)	250	285
Credit Suisse NY
2.950%, 04/09/2025	250	271
Daiwa Securities Group
3.129%, 04/19/2022 (B)	50	52
Danske Bank
5.000%, 01/12/2022 (B)	200	210
3.001%, VAR ICE LIBOR USD 3 Month+1.249%, 09/20/2022 (B)	200	203
1.226%, 06/22/2024 (B)	200	201
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (B)	673	674
Ferguson Finance
4.500%, 10/24/2028 (B)	459	510
Goldman Sachs Group
5.750%, 01/24/2022	662	714
5.150%, 05/22/2045	20	26
4.750%, 10/21/2045	40	52
4.250%, 10/21/2025	90	101
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	550	640
3.800%, 03/15/2030	530	602
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	300	336
3.500%, 04/01/2025	80	88
3.500%, 11/16/2026	90	99
Goldman Sachs Group MTN
4.000%, 03/03/2024	420	465
Guardian Life Global Funding
1.100%, 06/23/2025 (B)	30	30

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
HSBC Holdings
4.950%, 03/31/2030	$200	$240
2.099%, VAR United States Secured Overnight Financing Rate+1.929%, 06/04/2026	200	202
HSBC Holdings PLC
4.583%, VAR ICE LIBOR USD 3 Month+1.535%, 06/19/2029	400	462
2.950%, 05/25/2021	380	388
Intesa Sanpaolo
3.375%, 01/12/2023 (B)	200	206
JPMorgan Chase
4.500%, 01/24/2022	786	834
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	200	240
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	773	906
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	230	253
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	115
3.875%, 09/10/2024	290	322
2.550%, 03/01/2021	30	30
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	110	116
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	130	135
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	210	214
KKR Group Finance VI
3.750%, 07/01/2029 (B)	1,149	1,319
Liberty Mutual Group
4.569%, 02/01/2029 (B)	321	376
4.250%, 06/15/2023 (B)	91	99
Lincoln National
3.400%, 01/15/2031	451	490
Lloyds Banking Group
2.858%, VAR ICE LIBOR USD 3 Month+1.249%, 03/17/2023	434	447
1.326%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+1.100%, 06/15/2023	360	362
Macquarie Bank
2.300%, 01/22/2025 (B)	1,188	1,244
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (B)	220	221
Mitsubishi UFJ Financial Group
3.407%, 03/07/2024	510	551
Morgan Stanley MTN
5.597%, 03/24/2051 (A)	30	46

40	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	$150	$171
3.750%, 02/25/2023	1,110	1,198
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	475	542
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	100	106
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	200	208
National Rural Utilities Cooperative Finance
2.850%, 01/27/2025	1,060	1,164
National Securities Clearing
1.500%, 04/23/2025 (B)	1,046	1,070
1.200%, 04/23/2023 (B)	250	253
New York Life Global Funding
0.950%, 06/24/2025 (B)	60	60
ORIX
4.050%, 01/16/2024	365	401
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	944	1,031
Penske Truck Leasing Lp
3.900%, 02/01/2024 (B)	965	1,029
Principal Life Global Funding II
2.625%, 11/19/2020 (B)	570	575
1.250%, 06/23/2025 (B)	20	20
Royal Bank of Canada MTN
2.150%, 10/26/2020	70	70
1.600%, 04/17/2023	120	123
1.150%, 06/10/2025	70	70
Royal Bank of Scotland Group
4.269%, VAR ICE LIBOR USD 3 Month+1.762%, 03/22/2025	200	218
Royal Bank of Scotland Group PLC
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/2024	290	315
Santander UK Group Holdings PLC
3.571%, 01/10/2023	200	208
SMBC Aviation Capital Finance DAC
4.125%, 07/15/2023 (B)	200	208
State Street
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031 (B)	50	56
SunTrust Bank
2.800%, 05/17/2022	1,146	1,193
Svenska Handelsbanken MTN
3.350%, 05/24/2021	250	256
Swedbank
1.300%, 06/02/2023 (B)	200	202

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Toronto-Dominion Bank MTN
1.150%, 06/12/2025	$918	$929
0.750%, 06/12/2023	130	131
UBS
1.750%, 04/21/2022 (B)	611	623
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	721
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	250	284
3.491%, 05/23/2023 (B)	390	408
US Bancorp
3.375%, 02/05/2024	540	590
1.450%, 05/12/2025	160	165
USAA Capital
2.125%, 05/01/2030 (B)	150	154
USAA Capital MTN
2.625%, 06/01/2021 (B)	350	357
Wells Fargo
3.069%, 01/24/2023	808	837
3.000%, 10/23/2026	190	207
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	130	134
Wells Fargo MTN
5.013%, 04/04/2051 (A)	440	611
4.900%, 11/17/2045	30	39
4.600%, 04/01/2021	480	495
4.478%, VAR ICE LIBOR USD 3 Month+3.770%, 04/04/2031	50	60
4.300%, 07/22/2027	200	230
3.750%, 01/24/2024	540	590
3.450%, 02/13/2023	120	127
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	90	93
1.654%, VAR United States Secured Overnight Financing Rate+1.600%, 06/02/2024	160	163

		50,142

Health Care — 3.2%
Abbott Laboratories
3.400%, 11/30/2023	175	191
AbbVie
4.250%, 11/21/2049 (B)	30	36
3.800%, 03/15/2025 (B)	40	44
3.750%, 11/14/2023	20	22
3.600%, 05/14/2025	10	11
3.450%, 03/15/2022 (B)	120	125
3.200%, 11/21/2029 (B)	40	44
2.950%, 11/21/2026 (B)	20	22
2.600%, 11/21/2024 (B)	140	149

New Covenant Funds / Annual Report / June 30, 2020	41

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.300%, 11/21/2022 (B)	$1,046	$1,082
Adventist Health System
2.433%, 09/01/2024	431	447
Aetna
2.800%, 06/15/2023	20	21
Anthem
3.125%, 05/15/2022	340	356
Baylor Scott & White Holdings
1.947%, 11/15/2021	1,226	1,229
Becton Dickinson
4.685%, 12/15/2044	40	49
3.734%, 12/15/2024	24	26
3.363%, 06/06/2024	210	227
Bristol-Myers Squibb
3.875%, 08/15/2025 (B)	150	171
3.550%, 08/15/2022 (B)	60	64
3.400%, 07/26/2029 (B)	50	58
3.200%, 06/15/2026 (B)	120	135
2.900%, 07/26/2024 (B)	240	260
2.600%, 05/16/2022 (B)	80	83
2.250%, 08/15/2021 (B)	70	71
Cigna
4.375%, 10/15/2028	120	142
4.125%, 11/15/2025	50	57
3.750%, 07/15/2023	30	33
3.500%, 06/15/2024 (B)	160	175
3.400%, 09/17/2021	60	62
CommonSpirit Health
4.200%, 08/01/2023	473	504
CVS Health
5.050%, 03/25/2048	60	79
4.300%, 03/25/2028	80	94
3.875%, 07/20/2025	95	107
3.625%, 04/01/2027	180	202
3.350%, 03/09/2021	32	33
2.800%, 07/20/2020	190	190
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,123	1,400
Eli Lilly
2.350%, 05/15/2022	170	177
Gilead Sciences
2.550%, 09/01/2020	20	20
2.500%, 09/01/2023	50	53
Humana
4.500%, 04/01/2025	10	11
3.150%, 12/01/2022	240	251
2.900%, 12/15/2022	290	303
Merck
1.450%, 06/24/2030	50	50
0.750%, 02/24/2026	80	80
Pfizer
2.625%, 04/01/2030	100	110

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
1.700%, 05/28/2030	$50	$51
0.800%, 05/28/2025	110	110
SSM Health Care
3.688%, 06/01/2023	644	691
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	30	29
Thermo Fisher Scientific
4.133%, 03/25/2025	463	528
Unitedhealth
3.125%, 05/15/2060	10	11
UnitedHealth Group
4.450%, 12/15/2048	10	13
4.250%, 06/15/2048	10	13
3.875%, 12/15/2028	30	36
3.750%, 07/15/2025	30	34
3.500%, 06/15/2023	20	22
2.875%, 12/15/2021	50	52
2.700%, 07/15/2020	70	70
2.375%, 10/15/2022	10	10
2.000%, 05/15/2030	30	31
1.250%, 01/15/2026	20	20

		10,777

Industrials — 2.7%
3M
3.700%, 04/15/2050	180	214
2.375%, 08/26/2029	30	32
AerCap Ireland Capital DAC
4.625%, 10/30/2020	730	733
4.500%, 05/15/2021	310	312
American Airlines, Ser 2016-3, Cl A
3.250%, 10/15/2028	1,056	863
American Airlines Pass-Through Trust, Ser 2013-2, Cl A
4.950%, 01/15/2023	271	220
Aviation Capital Group
4.125%, 08/01/2025 (B)	160	143
Burlington Northern and Santa Fe Railway Pass-Through Trust, Ser 2002-2
5.140%, 01/15/2021	—	—
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	13
Carrier Global
2.700%, 02/15/2031 (B)	20	20
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	612	559
Deere
3.750%, 04/15/2050	60	74
3.100%, 04/15/2030	10	11

42	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Delta Air Lines Pass-Through Trust, Ser 2015- 1, Cl AA
3.625%, 07/30/2027	$530	$524
Delta Air Lines Pass-Through Trust, Ser 2019- 1, Cl AA
3.204%, 04/25/2024	621	622
Eaton
2.750%, 11/02/2022	450	473
FedEx
3.800%, 05/15/2025	722	803
General Electric
4.350%, 05/01/2050	40	39
4.250%, 05/01/2040	30	30
3.625%, 05/01/2030	30	30
3.450%, 05/01/2027	20	20
General Electric MTN
6.875%, 01/10/2039	30	37
Honeywell International
1.350%, 06/01/2025	50	51
International Lease Finance
5.875%, 08/15/2022	400	421
Nutrien
1.900%, 05/13/2023	501	517
Republic Services
3.200%, 03/15/2025	180	197
Ryder System MTN
3.350%, 09/01/2025	836	891
Union Pacific
3.950%, 09/10/2028	20	24
3.750%, 07/15/2025	20	23
United Airlines Pass-Through Trust, Ser 2014- 1, Cl A
4.000%, 04/11/2026	682	625
United Parcel Service
3.900%, 04/01/2025	398	452
Waste Management
3.500%, 05/15/2024	120	131
3.450%, 06/15/2029	30	31
3.200%, 06/15/2026	30	31

		9,166

Information Technology — 2.3%
Adobe
2.300%, 02/01/2030	210	227
Apple
3.350%, 02/09/2027	210	239
2.900%, 09/12/2027	110	123
2.450%, 08/04/2026	70	76
2.000%, 11/13/2020	80	81
1.125%, 05/11/2025	130	133
Broadcom
4.700%, 04/15/2025 (B)	180	203

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.110%, 09/15/2028 (B)	$515	$561
3.150%, 11/15/2025 (B)	140	149
2.250%, 11/15/2023 (B)	100	103
Diamond 1 Finance
4.420%, 06/15/2021 (B)	430	442
Intel
4.950%, 03/25/2060	30	44
4.750%, 03/25/2050	160	226
4.600%, 03/25/2040	10	13
3.700%, 07/29/2025	30	34
Mastercard
3.850%, 03/26/2050	10	12
3.375%, 04/01/2024	190	210
Micron Technology
2.497%, 04/24/2023	70	73
Microsoft
3.300%, 02/06/2027	90	103
2.400%, 02/06/2022	150	155
1.550%, 08/08/2021	110	112
NVIDIA
3.700%, 04/01/2060	90	107
3.500%, 04/01/2040	130	152
3.500%, 04/01/2050	330	377
2.850%, 04/01/2030	40	44
NXP BV
4.625%, 06/01/2023 (B)	479	525
2.700%, 05/01/2025 (B)	40	42
Oracle
2.500%, 10/15/2022	130	136
2.500%, 04/01/2025	738	790
PayPal Holdings
1.650%, 06/01/2025	60	62
1.350%, 06/01/2023	571	582
salesforce.com
3.700%, 04/11/2028	150	175
3.250%, 04/11/2023	70	75
Texas Instruments
1.750%, 05/04/2030	40	41
Visa
4.300%, 12/14/2045	10	13
3.150%, 12/14/2025	110	123
2.200%, 12/14/2020	300	302
1.900%, 04/15/2027	879	919

		7,784

Materials — 0.6%
ArcelorMittal
4.550%, 03/11/2026	100	101
3.600%, 07/16/2024	180	178
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	211

New Covenant Funds / Annual Report / June 30, 2020	43

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Glencore Funding
4.125%, 05/30/2023 (B)	$890	$952
4.125%, 03/12/2024 (B)	110	118
4.000%, 03/27/2027 (B)	110	118
Southern Copper
3.500%, 11/08/2022	130	136
Vale Overseas
6.250%, 08/10/2026	140	165

		1,979

Real Estate — 0.6%
American Tower Trust, Ser 2013-13, Cl 2A
3.070%, 03/15/2048 (B)	620	634
Digital Realty Trust
3.600%, 07/01/2029	815	936
Ventas Realty
3.500%, 02/01/2025	488	504

		2,074

Utilities — 1.8%
Aquarion
4.000%, 08/15/2024 (B)	227	250
Commonwealth Edison
3.700%, 08/15/2028	468	542
Dominion Energy
2.579%, 07/01/2020	260	260
Duke Energy
3.550%, 09/15/2021	170	175
2.400%, 08/15/2022	150	156
Duke Energy Florida
3.200%, 01/15/2027	440	491
FirstEnergy
4.250%, 03/15/2023	380	411
2.850%, 07/15/2022	330	342
1.600%, 01/15/2026	30	30
NextEra Energy Capital Holdings
2.403%, 09/01/2021	513	525
Northern States Power
7.125%, 07/01/2025	1,190	1,518
Pacific Gas and Electric
2.100%, 08/01/2027	130	129
1.750%, 06/16/2022	100	100
Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (B)	370	426
Public Service Enterprise Group
2.875%, 06/15/2024	713	761

		6,116

Total Corporate Obligations (Cost $111,799) ($ Thousands)		118,467

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bills
0.180%, 10/15/2020 (C)	$1,510	$1,509
0.166%, 10/08/2020 (C)	310	310
0.155%, 10/22/2020 (C)	2,450	2,449
0.135%, 08/18/2020 (C)	1,170	1,170
U.S. Treasury Bonds
2.000%, 02/15/2050	730	836
1.250%, 05/15/2050	810	778
U.S. Treasury Inflation-Protected Securities
2.375%, 01/15/2025	177	203
1.750%, 01/15/2028	86	102
1.375%, 02/15/2044	539	735
1.000%, 02/15/2046	390	504
1.000%, 02/15/2048	457	604
1.000%, 02/15/2049	2,160	2,825
0.750%, 02/15/2042	465	557
0.250%, 02/15/2050	768	861
0.125%, 10/15/2024	3,005	3,147
0.125%, 01/15/2030	764	826
U.S. Treasury Notes
0.625%, 05/15/2030	1,292	1,288
0.500%, 03/15/2023	976	985
0.500%, 04/30/2027	10	10
0.375%, 03/31/2022	2,923	2,933
0.375%, 04/30/2025	2,097	2,107
0.250%, 05/31/2025	1,030	1,029
0.125%, 04/30/2022	2,442	2,440

Total U.S. Treasury Obligations (Cost $26,921) ($ Thousands)		28,208

ASSET-BACKED SECURITIES — 8.3%
Automotive — 1.9%
Avis Budget Rental Car Funding AESOP, Ser 2017-2A, Cl A
2.970%, 03/20/2024 (B)	310	311
Avis Budget Rental Car Funding AESOP, Ser 2019-2A, Cl A
3.350%, 09/22/2025 (B)	320	324
Capital One Prime Auto Receivables Trust, Ser 2019-2, Cl A4
1.960%, 02/18/2025	1,662	1,719
Hertz Vehicle Financing II, Ser 2018-1A, Cl A
3.290%, 02/25/2024 (B)	201	200
Honda Auto Receivables Owner Trust, Ser 2019-2, Cl A3
2.520%, 06/21/2023	572	589
NextGear Floorplan Master Owner Trust, Ser 2019-1A, Cl A2
3.210%, 02/15/2024 (B)	1,182	1,193

44	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
NextGear Floorplan Master Owner Trust, Ser 2019-2A, Cl A2
2.070%, 10/15/2024 (B)	$556	$548
World Omni Auto Receivables Trust, Ser 2019-B, Cl A3
2.590%, 07/15/2024	1,299	1,334

		6,218

Home — 0.3%
Citifinancial Mortgage Securities, Ser 2004- 1, Cl AF4
5.070%, 04/25/2034	194	201
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
2.185%, VAR ICE LIBOR USD 1 Month+2.000%, 07/25/2034 (B)	390	398
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
0.485%, VAR ICE LIBOR USD 1 Month+0.300%, 05/25/2037 (B)	206	184
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.905%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (B)	82	78
Tricon American Homes Trust, Ser 2019- SFR1, Cl A
2.750%, 03/17/2038 (B)	272	283

		1,144

Other Asset-Backed Securities — 6.1%
AEP Texas Restoration Funding, Ser 2019-1, Cl A2
2.294%, 08/01/2031	1,646	1,723
Ameriquest Mortgage Securities Asset- Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
0.685%, VAR ICE LIBOR USD 1 Month+0.500%, 09/25/2035	267	266
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (B)	300	266
Atrium Hotel Portfolio Trust, Ser ATRM, Cl C
2.355%, VAR ICE LIBOR USD 1 Month+1.650%, 12/15/2036 (B)	410	356
Citigroup Mortgage Loan Trust, Ser 2007- WFH3, Cl A3
0.435%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	209	207
Countrywide Asset-Backed Certificates, Ser 2007-13, Cl 2A2M
1.435%, VAR ICE LIBOR USD 1 Month+1.250%, 10/25/2047	147	140

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.325%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	$297	$266
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (B)	429	443
Domino’s Pizza Master Issuer, Ser 2017-1A, Cl A2I
2.241%, VAR ICE LIBOR USD 3 Month+1.250%, 07/25/2047 (B)	693	687
Education Loan Asset-Backed Trust, Ser 2013-1, Cl A2
0.985%, VAR ICE LIBOR USD 1 Month+0.800%, 04/26/2032 (B)	500	489
Invitation Homes Trust, Ser 2018-SFR1, Cl A
0.894%, VAR ICE LIBOR USD 1 Month+0.700%, 03/17/2037 (B)	1,342	1,318
MMAF Equipment Finance, Ser 2018-A, Cl A3
3.200%, 09/12/2022 (B)	1,255	1,276
Morgan Stanley ABS Capital I Trust, Ser 2004-NC7, Cl M1
1.040%, VAR ICE LIBOR USD 1 Month+0.855%, 07/25/2034	465	439
Navient Student Loan Trust, Ser 2016-6A, Cl A3
1.485%, VAR ICE LIBOR USD 1 Month+1.300%, 03/25/2066 (B)	900	871
Progress Residential Trust, Ser 2018-SFR3, Cl A
3.880%, 10/17/2035 (B)	640	660
Progress Residential Trust, Ser 2019-SFR2, Cl A
3.147%, 05/17/2036 (B)	302	312
RAAC Series Trust, Ser 2005-SP3, Cl M2
0.985%, VAR ICE LIBOR USD 1 Month+0.800%, 12/25/2035	390	385
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (B)	339	344
SBA Small Business Investment, Ser 2019- 10A, Cl 1
3.113%, 03/10/2029	181	193
Shops at Crystals Trust, Ser CSTL, Cl A
3.126%, 07/05/2036 (B)	100	95
SLC Student Loan Trust, Ser 2010-1, Cl A
1.235%, VAR ICE LIBOR USD 3 Month+0.875%, 11/25/2042	248	247
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
0.603%, VAR ICE LIBOR USD 3 Month+0.290%, 06/15/2039	261	242
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
1.513%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (B)	134	129

New Covenant Funds / Annual Report / June 30, 2020	45

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (B)	$467	$489
Store Master Funding I-VII, Ser 2018-1A, Cl A1
3.960%, 10/20/2048 (B)	378	379
Store Master Funding I-VII, Ser 2019-1, Cl A1
2.820%, 11/20/2049 (B)	327	328
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	263	280
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	267	294
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	155	164
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	706	757
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	800	848
United States Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	805	842
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	451	483
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	468	495
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	623	664
United States Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	1,211	1,330
United States Small Business Administration, Ser 2018-20J, Cl 1
3.770%, 10/01/2038	616	689
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	59	63
Verizon Owner Trust, Ser 2019-B, Cl A1A
2.330%, 12/20/2023	624	640
Wendy’s Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	333	352

		20,451

Total Asset-Backed Securities (Cost $27,329) ($ Thousands)		27,813

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.0%
FHLB DN
0.150%, 08/17/2020 (C)	$320	$320
FHLMC
6.500%, 12/01/2035	669	755
6.000%, 03/01/2035	1,060	1,239
5.000%, 10/01/2048	51	56
4.000%, 04/01/2048	5	5
4.000%, 05/01/2048	43	46
3.000%, 11/01/2043	587	627
2.375%, 01/13/2022	1,090	1,126
FNMA
4.500%, 09/01/2057	211	236
4.000%, 02/01/2056	64	71
4.000%, 06/01/2057	70	77
3.500%, 10/01/2047	1,036	1,095
3.500%, 07/01/2048	352	373
3.500%, 02/01/2049	82	89
3.000%, 03/01/2046	1,161	1,260
3.000%, 05/01/2046	78	84
3.000%, 07/01/2046	134	143
3.000%, 10/01/2046	208	225
3.000%, 11/01/2046	832	880
3.000%, 09/01/2047	317	339
FNMA, Ser M1, Cl A2
3.673%, 09/25/2028 (A)	300	351
Tennessee Valley Authority
3.875%, 02/15/2021	790	808

Total U.S. Government Agency Obligations (Cost $9,612) ($ Thousands)		10,205

SOVEREIGN DEBT — 3.0%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	490	506
Colombia Government International Bond
5.625%, 02/26/2044	280	336
5.200%, 05/15/2049	310	364
4.500%, 03/15/2029	200	220
Indonesia Government International Bond MTN
5.125%, 01/15/2045 (B)	200	245
3.850%, 07/18/2027 (B)	200	216
3.750%, 04/25/2022	370	384
Kuwait International Government Bond
3.500%, 03/20/2027 (B)	210	234
Mexico Government International Bond
4.000%, 10/02/2023	610	651
3.600%, 01/30/2025	380	403
Panama Government International Bond
6.700%, 01/26/2036	190	273

46	New Covenant Funds / Annual Report / June 30, 2020

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
4.300%, 04/29/2053	$300	$357
Peruvian Government International Bond
6.550%, 03/14/2037	250	380
5.625%, 11/18/2050	310	489
Poland Government International Bond
5.125%, 04/21/2021	440	457
4.000%, 01/22/2024	450	499
Province of Quebec Canada
2.625%, 02/13/2023	500	528
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,302
Qatar Government International Bond
3.250%, 06/02/2026	370	401
Russian Foreign Bond—Eurobond
7.500%, 03/31/2030	132	151
5.875%, 09/16/2043	400	562
5.625%, 04/04/2042	400	542
Uruguay Government International Bond
4.375%, 01/23/2031	390	456

Total Sovereign Debt (Cost $8,845) ($ Thousands)		9,956

FOREIGN BONDS — 1.9%
Banco Santander
3.125%, 02/23/2023	200	208
Banco Santander Chile
2.500%, 12/15/2020 (B)	240	241
Barclays Bank
10.179%, 06/12/2021 (B)	370	400
BHP Billiton Finance USA
2.875%, 02/24/2022	10	10
BP Capital Markets
3.062%, 03/17/2022	20	21
BP Capital Markets PLC
3.561%, 11/01/2021	230	239
CNOOC Finance
3.500%, 05/05/2025	330	360
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	563
Ecopetrol
5.375%, 06/26/2026	140	147
HSBC Holdings PLC
4.250%, 08/18/2025	230	251
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	200	205
3.125%, 07/14/2022 (B)	200	204
OCP
4.500%, 10/22/2025 (B)	400	416
Petrobras Global Finance BV
6.850%, 06/05/2115	150	149

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
Petroleos del Peru
4.750%, 06/19/2032 (B)	$400	$444
Petroleos Mexicanos
4.875%, 01/18/2024	190	182
Shell International Finance BV
3.250%, 05/11/2025	150	166
3.250%, 04/06/2050	160	170
2.875%, 05/10/2026	40	44
2.750%, 04/06/2030	40	43
2.375%, 04/06/2025	548	582
2.250%, 11/10/2020	360	363
1.750%, 09/12/2021	690	700
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	227	222
Vale Overseas
6.875%, 11/21/2036	48	63

Total Foreign Bonds (Cost $6,024) ($ Thousands)		6,393

MUNICIPAL BONDS — 1.1%
Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	420	429

Michigan — 0.2%
Michigan State, Finance Authority, RB Callable 03/01/2024 @ 100
2.988%, 09/01/2049 (D)	755	761

Missouri — 0.2%
University of Missouri, System Facilities, RB Callable 10/01/2025 @ 100
1.714%, 11/01/2025	725	752

New Jersey — 0.1%
New Jersey State, Transportation Trust Fund Authority, RB
2.551%, 06/15/2023	125	120

New York — 0.2%
New York State, Urban Development, RB
3.350%, 03/15/2026	665	731

New Covenant Funds / Annual Report / June 30, 2020	47

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Income Fund (Concluded)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
Wisconsin — 0.3%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	$795	$914

Total Municipal Bonds (Cost $3,574) ($ Thousands)		3,707

	Shares
CASH EQUIVALENT — 2.9%
SEI Daily Income Trust, Government Fund, Cl F
0.030%**†	9,706,589	9,707

Total Cash Equivalent (Cost $9,707) ($ Thousands)		9,707

Total Investments in Securities — 101.8% (Cost $328,240) ($ Thousands)		$342,115

A list of the open futures contracts held by the Fund at June 30, 2020 are as follows:

Type of Contract	Number of Contracts Long (Short)	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
90-Day Euro$	(265)	Mar-2021	$(66,035)	$(66,117)	$(82)
90-Day Euro$	(108)	Dec-2021	(26,770)	(26,946)	(176)
90-Day Euro$	33	Dec-2020	8,085	8,226	141
U.S. 2-Year Treasury Note	142	Oct-2020	31,354	31,358	4
U.S. 5-Year Treasury Note	510	Oct-2020	63,966	64,128	162
U.S. 10-Year Treasury Note	(88)	Sep-2020	(12,136)	(12,247)	(111)
U.S. Long Treasury Bond	(183)	Sep-2020	(32,473)	(32,677)	(204)
U.S. Ultra Long Treasury Bond	15	Sep-2020	3,178	3,273	95
Ultra 10-Year U.S. Treasury Note	14	Sep-2020	2,196	2,204	8

			$(28,635)	$(28,798)	$(163)

The futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $336,213 ($ Thousands).
**	The rate reported is the 7-day effective yield as of June 30, 2020.
†	Investment in Affiliated Security (see Note 3).

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2020, the value of these securities amounted to $62,321 ($ Thousands), representing 18.5% of the Net Assets of the Fund.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

AGM – Assured Guaranty Municipal

Cl – Class

CMO – Collateralized Mortgage Obligation

DAC – Designated Activity Company

DN – Discount Note

FHLB – Federal Home Loan Bank

FHLMC – Federal Home Loan Mortgage Corporation

FNMA – Federal National Mortgage Association

GNMA – Government National Mortgage Association

ICE – Intercontinental Exchange

IO – Interest Only - face amount represents notional amount.

LIBOR – London Interbank Offered Rate

MTN – Medium Term Note

PLC – Public Limited Company

RB – Revenue Bond

Ser – Series

TBA – To Be Announced

48	New Covenant Funds / Annual Report / June 30, 2020

UMBS – Uniform Mortgage Backed Securities

USD – United States Dollar

VAR – Variable Rate

The following is a list of the levels of inputs used as of June 30, 2020 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	127,659	–	127,659
Corporate Obligations	–	118,467	–	118,467
U.S. Treasury Obligations	–	28,208	–	28,208
Asset-Backed Securities	–	27,813	–	27,813
U.S. Government Agency Obligations	–	10,205	–	10,205
Sovereign Debt	–	9,956	–	9,956
Foreign Bonds	–	6,393	–	6,393
Municipal Bonds	–	3,707	–	3,707
Cash Equivalent	9,707	–	–	9,707

Total Investments in Securities	9,707	332,408	–	342,115

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts *
Unrealized Appreciation	410	—	—	410
Unrealized Depreciation	(573)	—	—	(573)

Total Other Financial Instruments	(163)	—	—	(163)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2020, there were no transfers in or out of Level 3.

Amounts designated as “-” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2020 ($ Thousands):

Security Description	Value 6/30/19	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/20	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$11,031	$164,299	$(165,623)	$—	$—	$9,707	9,706,589	$70	$—

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	49

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.9%
Equity Fund — 60.4%
New Covenant Growth Fund †	4,108,347	$178,467

Total Equity Fund (Cost $109,831) ($ Thousands)		178,467

Fixed Income Fund — 38.5%
New Covenant Income Fund †	4,672,368	113,632

Total Fixed Income Fund (Cost $107,138) ($ Thousands)		113,632

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 1.1%
SEI Daily Income Trust, Government Fund, Cl F 0.030%**†	3,298,407	$3,298

Total Cash Equivalent (Cost $3,298) ($ Thousands)		3,298

Total Investments in Securities — 100.0% (Cost $220,267) ($ Thousands)		$295,397

Percentages are based on a Net Assets of $295,481 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
**	The rate reported is the 7-day effective yield as of June 30, 2020.

Cl — Class

As of June 30, 2020, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2020 ($ Thousands):

Security Description	Value 6/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation	Value 6/30/2020	Shares	Dividend Income	Capital Gains
New Covenant Growth Fund	$178,591	$36,525	$(42,130)	$4,552	$929	$178,467	4,108,347	$2,046	$7,788
New Covenant Income Fund	112,871	26,790	(29,796)	211	3,556	113,632	4,672,368	2,621	—
SEI Daily Income Trust, Government Fund, Cl F	2,176	26,461	(25,339)	—	—	3,298	3,298,407	33	—

Totals	$293,638	$89,776	$(97,265)	$ 4,763	$4,485	$295,397		$4,700	$7,788

The accompanying notes are an integral part of the financial statements.

50	New Covenant Funds / Annual Report / June 30, 2020

SCHEDULE OF INVESTMENTS

June 30, 2020

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 98.9%
Fixed Income Fund — 63.5%
New Covenant Income Fund †	2,057,178	$50,030

Total Fixed Income Fund (Cost $47,344) ($ Thousands)		50,030

Equity Fund — 35.5%
New Covenant Growth Fund †	643,112	27,937

Total Equity Fund (Cost $14,497) ($ Thousands)		27,937

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F 0.030%**†	753,743	$754

Total Cash Equivalent (Cost $754) ($ Thousands)		754

Total Investments in Securities — 99.9% (Cost $62,595) ($ Thousands)		$78,721

Percentages are based on Net Assets of $78,790 ($ Thousands).

**	Rate shown is the 7-day effective yield as of June 30, 2020.
†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2020, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2020 ($ Thousands):

Security Description	Value 6/30/2019	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation	Value 6/30/2020	Shares	Dividend Income	Capital Gains
New Covenant Income Fund	$50,043	$6,529	$ (8,219)	$(60)	$1,737	$50,030	2,057,178	$ 1,137	$—
New Covenant Growth Fund	27,539	8,161	(8,926)	526	637	27,937	643,112	322	1,204
SEI Daily Income Trust, Government Fund, Cl F	1,207	9,781	(10,234)	—	—	754	753,743	9	—

Totals	$78,789	$24,471	$(27,379)	$466	$2,374	$78,721		$1,468	$1,204

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	51

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2020

	Growth Fund		Income Fund		Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$451,982		$332,408		$—		$—
Affiliated investments, at value††	6,613		9,707		295,397		78,721
Cash and cash equivalents	1,805		—		—		—
Cash pledged as collateral for futures contracts	569		825		—		—
Dividends and interest receivable	338		1,658		187		82
Receivable for fund shares sold	310		371		6		2
Receivable for variation margin	96		102		—		—
Foreign tax reclaim receivable	88		33		—		—
Receivable for investment securities sold	—		5,821		—		—
Prepaid expenses	14		11		9		2
Total Assets	461,815		350,936		295,599		78,807
Liabilities:
Investment advisory fees payable	91		79		—		—
Administration fees payable	59		43		10		3
Social witness and licensing fees payable	57		39		—		—
Shareholder servicing fees payable	37		27		—		—
Payable for fund shares redeemed	8		—		64		3
Trustees’ fees payable	3		2		2		—
CCO fees payable	1		—		—		—
Payable for investment securities purchased	—		13,931		—		—
Income distribution payable	—		489		—		—
Payable to custodian	—		2		—		—
Payable for variation margin	—		38		—		—
Accrued expense payable	66		73		42		11
Total Liabilities	322		14,723		118		17
Net Assets	$461,493		$336,213		$295,481		$78,790
† Cost of investments	$326,443		$318,533		$—		$—
†† Cost of affiliated investments	6,613		9,707		220,267		62,595
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$325,977		$320,854		$220,405		$63,432
Total distributable earnings	135,516		15,359		75,076		15,358
Net Assets	$461,493		$336,213		$295,481		$78,790
Net Asset Value, Offering and Redemption Price Per Share	$43.44		$24.32		$104.95		$22.01
	(461,493,155 ÷ 10,623,827 shares	)	(336,213,359 ÷ 13,825,205 shares	)	(295,480,573 ÷ 2,815,436 shares	)	(78,789,517 ÷ 3,579,291 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

52	New Covenant Funds / Annual Report / June 30, 2020

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2020

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$8,365	$—	$—	$—
Dividend income from affiliated registered investment company	90	70	4,700	1,468
Interest income	24	9,267	—	—
Total Investment Income	8,479	9,337	4,700	1,468
Expenses:
Investment advisory fees	2,084	1,396	—	—
Administration fees	887	665	436	116
Social witness and licensing fees	665	499	—	—
Shareholder servicing fees	443	332	—	—
Trustee fees	9	6	6	1
Chief compliance officer fees	3	2	2	—
Transfer agent fees	88	67	58	15
Professional fees	68	49	44	12
Printing fees	40	30	27	7
Registration fees	37	27	24	7
Custodian fees	22	16	13	4
Other expenses	28	98	3	1
Total Expenses	4,374	3,187	613	163
Less:
Waiver of investment advisory fees	(1,058)	(478)	—	—
Waiver of administration fees	(114)	(46)	(228)	(46)
Net Expenses	3,202	2,663	385	117
Net Investment Income	5,277	6,674	4,315	1,351
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	13,740	5,525	—	—
Affiliated investments	—	—	4,763	466
Written and purchased options	—	591	—	—
Capital gain distributions received from affiliated investment	—	—	7,788	1,204
Futures contracts	(673)	(724)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	17,808	6,906	—	—
Affiliated investments	—	—	4,485	2,374
Written and purchased options	—	(31)	—	—
Futures contracts	(35)	(100)	—	—
Net Increase in Net Assets Resulting from Operations	$36,117	$18,841	$21,351	$5,395

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	53

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2020	2019	2020	2019
Operations:
Net investment income	$5,277	$5,146	$6,674	$7,267
Net realized gain from investments, affiliated investments, written and purchased options and futures contracts	13,067	22,515	5,392	701
Net change in unrealized appreciation on investments, affiliated investments, written and purchased options and futures contracts	17,773	3,899	6,775	11,913
Net change in unrealized depreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	—	(1)	—	—
Net increase in net assets resulting from operations	36,117	31,559	18,841	19,881
Distributions:
Total distributions	(25,032)	(31,095)	(7,695)	(7,780)
Capital Share Transactions:
Proceeds from shares issued	57,107	41,305	54,297	40,669
Reinvestment of dividends & distributions	19,985	25,807	775	749
Cost of shares redeemed	(75,642)	(47,292)	(60,503)	(41,976)
Increase (decrease) in net assets derived from capital share transactions	1,450	19,820	(5,431)	(558)
Net increase in net assets	12,535	20,284	5,715	11,543
Net Assets:
Beginning of Year	448,958	428,674	330,498	318,955
End of Year	$461,493	$448,958	$336,213	$330,498
Share Transactions:
Shares issued	1,471	1,019	2,282	1,781
Shares issued in lieu of dividends and distributions	453	665	33	33
Shares redeemed	(1,776)	(1,139)	(2,551)	(1,852)
Increase (decrease) in net assets derived from share transactions	148	545	(236)	(38)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	New Covenant Funds / Annual Report / June 30, 2020

	Balanced Growth Fund		Balanced Income Fund
	2020	2019	2020	2019
Operations:
Net investment income	$4,315	$4,518	$1,351	$1,406
Net realized gain from affiliated investments	4,763	862	466	344
Capital gain distributions received from affiliated investments	7,788	10,539	1,204	1,618
Net change in unrealized appreciation on affiliated investments	4,485	4,138	2,374	1,640
Net increase in net assets resulting from operations	21,351	20,057	5,395	5,008
Distributions:
Total distributions	(17,049)	(17,635)	(3,179)	(4,160)
Capital Share Transactions:
Proceeds from shares issued	12,711	16,016	5,066	3,589
Reinvestment of dividends & distributions	15,444	16,007	2,578	3,509
Cost of shares redeemed	(30,798)	(31,067)	(9,518)	(6,827)
Increase (decrease) in net assets derived from capital share transactions	(2,643)	956	(1,874)	271
Net increase in net assets	1,659	3,378	342	1,119
Net Assets:
Beginning of Year	293,822	290,444	78,448	77,329
End of Year	$295,481	$293,822	$78,790	$78,448
Share Transactions:
Shares issued	122	163	237	173
Shares issued in lieu of dividends and distributions	150	166	120	174
Shares redeemed	(297)	(310)	(442)	(325)
Increase (decrease) in net assets derived from share transactions	(25)	19	(85)	22

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	55

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$42.86	$43.17	$40.15	$34.23	$38.28
Investment Activities:
Net investment income(1)	0.51	0.50	0.46	0.27	0.27
Net realized and unrealized gains (losses) on securities (1)	2.56	2.28	5.34	5.91	(1.67)
Total from investment activities	3.07	2.78	5.80	6.18	(1.40)
Dividends and Distributions from:
Net investment income	(0.50)	(0.50)	(0.39)	(0.26)	(0.21)
Net realized gains	(1.99)	(2.59)	(2.39)	–	(2.44)
Total dividends and distributions	(2.49)	(3.09)	(2.78)	(0.26)	(2.65)
Net Asset Value, End of Year	$43.44	$42.86	$43.17	$40.15	$34.23
Total Return†	7.18%	7.21%	14.74%	18.12%	(3.68)%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$461,493	$448,958	$428,674	$412,229	$394,943
Ratio of net expenses to average net assets	0.72%	0.85%	0.87%	0.95%	1.02%
Ratio of expenses to average net assets, excluding waivers	0.99%	1.12%	1.12%	1.13%	1.14%
Ratio of net investment income to average net assets	1.19%	1.19%	1.08%	0.73%	0.76%
Portfolio turnover rate	19%	47%	24%	50%	103%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

56	New Covenant Funds / Annual Report / June 30, 2020

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Income Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$23.50	$22.62	$23.21	$23.58	$23.09
Investment Activities:
Net investment income(1)	0.48	0.52	0.45	0.37	0.40
Net realized and unrealized gains (losses) on securities (1)	0.89	0.92	(0.57)	(0.31)	0.51
Total from investment activities	1.37	1.44	(0.12)	0.06	0.91
Dividends and Distributions from:
Net investment income	(0.55)	(0.56)	(0.47)	(0.43)	(0.42)
Total dividends and distributions	(0.55)	(0.56)	(0.47)	(0.43)	(0.42)
Net Asset Value, End of Year	$24.32	$23.50	$22.62	$23.21	$23.58
Total Return†	5.91%	6.46%	(0.54)%	0.27%	4.00%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$336,213	$330,498	$318,955	$305,157	$297,165
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.96%	0.95%	0.95%	0.95%	0.98%
Ratio of net investment income to average net assets	2.01%	2.29%	1.95%	1.58%	1.71%
Portfolio turnover rate	144%	188%	210%	140%	202%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	57

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Growth Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$103.45	$102.94	$96.48	$90.32	$101.71
Investment Activities:
Net investment income(1)	1.53	1.58	1.23	0.94	0.88
Net realized and unrealized gains (losses) on securities (1)	6.09	5.21	6.86	8.44	(1.63)
Total from investment activities	7.62	6.79	8.09	9.38	(0.75)
Dividends and Distributions from:
Net investment income	(1.95)	(1.83)	(0.90)	(0.94)	(1.72)
Net realized gains	(4.17)	(4.45)	(0.73)	(2.28)	(8.92)
Total dividends and distributions	(6.12)	(6.28)	(1.63)	(3.22)	(10.64)
Net Asset Value, End of Year	$104.95	$103.45	$102.94	$96.48	$90.32
Total Return†	7.57%	7.12%	8.45%	10.59%	(0.50)%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$295,481	$293,822	$290,444	$285,970	$284,430
Ratio of net expenses to average net assets	0.13%	0.13%	0.13%	0.14%	0.14%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.21%	0.21%	0.23%	0.27%
Ratio of net investment income to average net assets	1.49%	1.56%	1.22%	1.01%	0.94%
Portfolio turnover rate	22%	16%	11%	4%	14%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

58	New Covenant Funds / Annual Report / June 30, 2020

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Income Fund
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Year	$21.41	$21.23	$20.74	$20.06	$21.20
Investment Activities:
Net investment income(1)	0.38	0.39	0.31	0.25	0.24
Net realized and unrealized gains (losses) on securities (1)	1.11	0.96	0.63	0.95	0.02
Total from investment activities	1.49	1.35	0.94	1.20	0.26
Dividends and Distributions from:
Net investment income	(0.40)	(0.42)	(0.29)	(0.25)	(0.31)
Net realized gains	(0.49)	(0.75)	(0.16)	(0.27)	(1.09)
Total dividends and distributions	(0.89)	(1.17)	(0.45)	(0.52)	(1.40)
Net Asset Value, End of Year	$22.01	$21.41	$21.23	$20.74	$20.06
Total Return†	7.14%	6.76%	4.57%	6.11%	1.41%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$78,790	$78,448	$77,329	$79,100	$77,945
Ratio of net expenses to average net assets	0.15%	0.15%	0.15%	0.19%	0.20%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.20%	0.21%	0.23%	0.27%
Ratio of net investment income to average net assets	1.76%	1.86%	1.48%	1.25%	1.19%
Portfolio turnover rate	19%	11%	10%	5%	17%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2020	59

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

60	New Covenant Funds / Annual Report / June 30, 2020

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures cleared through a central clearing house (“centrally cleared futures”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures is provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

New Covenant Funds / Annual Report / June 30, 2020	61

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2020 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2020, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

62	New Covenant Funds / Annual Report / June 30, 2020

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2020, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, for- wards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These

New Covenant Funds / Annual Report / June 30, 2020	63

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020

transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Illiquid Securities — A security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days or less for its approximate carrying value on the books of a Fund. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed. As of June 30, 2020, the Funds did not own any illiquid securities.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the adviser at any time. The following is a summary of annual fees payable to the Administrator:

	First $2.5 Billion	Next $500 Million	Over $3 Billion
Growth Fund	0.2000%	0.1650%	0.1200%

	First $1.5 Billion	Next $500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%
Balanced Growth Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%
Balanced Income Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of 0.47% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the

64	New Covenant Funds / Annual Report / June 30, 2020

voluntary expense limitation is 0.80% for the Income Fund. The voluntary expense limitation for the Growth Fund was 0.87% until May 13, 2019 when the voluntary expense limitation was changed to 0.72%.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub- adviser is responsible for making investment decisions.

The following is the sub-adviser for the Growth Fund: Parametric Portfolio Associates LLC.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement — The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/ or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

New Covenant Funds / Annual Report / June 30, 2020	65

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2020, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

The following is a summary of the variation margin of exchange-traded financial derivative instruments of the Funds as of June 30, 2020 ($Thousands):

	Financial Derivative Asset	Financial Derivative Liability
	Variation Margin Asset	Variation Margin Liability
Fund	Futures	Futures
Growth Fund	$96	$—
Income Fund	$102	$38

Cash with a total market value of $569 and 825 ($Thousands) for the Growth Fund and Income Fund, respectively, has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2020.

66	New Covenant Funds / Annual Report / June 30, 2020

The following table discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2020 ($Thousands):

	Growth Fund	Income Fund
Futures Contracts:
Equity Contracts
Average Notional Balance Long	$9,077	$111,600
Average Notional Balance Short	—	81,986
Ending Notional Balance Long	7,158	108,779
Ending Notional Balance Short	—	137,415
Options:
Equity Contracts
Average Notional Balance Long	$—	$24
Average Notional Balance Short	—	61
Ending Notional Balance Long	—	—
Ending Notional Balance Short	—	—

For the year ended June 30, 2020, the Funds held only interest rate risk derivatives. Additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities, and Statements of Operations.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2020, were as follows:

Fund	Purchases (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Sales (excluding Short-Term Investments & U.S. Government Securities) ($ Thousands)	Purchases of U.S. Government Securities ($ Thousands)	Sales of U.S. Government Securities ($ Thousands)
Growth Fund	$80,097	$97,374	$ —	$ —
Income Fund	62,455	49,974	416,835	446,430
Balanced Growth Fund	63,315	71,926	—	—
Balanced Income Fund	14,690	17,145	—	—

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of reclassification of capital gain distribution on REITs and RICs, investments in publicly traded partnerships, and gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent difference that are credited or charged to Paid-in Capital and Distributable Earnings as of June 30, 2020.

New Covenant Funds / Annual Report / June 30, 2020	67

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2020

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2020	$ 5,915	$ 19,117	$ 25,032	$ 25,032
	2019	5,700	25,395	31,095	31,095
Income Fund	2020	7,695	—	7,695	7,695
	2019	7,780	—	7,780	7,780
Balanced Growth Fund	2020	7,282	9,767	17,049	17,049
	2019	5,632	12,003	17,635	17,635
Balanced Income Fund	2020	1,809	1,370	3,179	3,179
	2019	1,606	2,554	4,160	4,160

As of June 30, 2020, the components of distributable earnings (accumulated losses) were as follows:

		Undistributed Ordinary Income ($ Thousands)		Undistributed Long-Term Capital Gain ($ Thousands)		Capital Loss Carryforwards ($ Thousands)		Post- October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$	2,663	$	8,820	$	—	$	—	$	124,030	$	3	$	135,516
Income Fund		3,377		—		—		—		13,840		(1,858)		15,359
Balanced Growth Fund		617		11,699		—		—		62,761		(1)		75,076
Balanced Income Fund		394		1,178		—		—		13,784		2		15,358

During the year ended June 30, 2020, the Income Fund utilized capital loss carryforwards to offset capital gains of $1,950 ($Thousands).

For Federal income tax purposes, the cost of securities owned at June 30, 2020, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30, 2020 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$ 334,555	$ 157,940	$(33,908)	$ 124,032
Income Fund	328,278	15,666	(1,829)	13,837
Balanced Growth Fund	232,636	62,761	—	62,761
Balanced Income Fund	64,937	13,784	—	13,784

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2020, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future

68	New Covenant Funds / Annual Report / June 30, 2020

claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Growth Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt

New Covenant Funds / Annual Report / June 30, 2020	69

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2020

rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social- witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a

70	New Covenant Funds / Annual Report / June 30, 2020

portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2020, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	77.78%
Income Fund	3	82.29%
Balanced Growth Fund	1	0.00%
Balanced Income Fund	1	0.61%

9. ACCOUNTING PRONOUNCEMENT

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management elected to early adopt the removal and modifications of certain disclosures and delay the adoption of additional disclosures until the effective date.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2020.

New Covenant Funds / Annual Report / June 30, 2020	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

New Covenant Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of New Covenant Funds (the “Trust”), comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the “Funds”), including the schedules of investments, as of June 30, 2020, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2020, by correspondence with the custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 28, 2020

72	New Covenant Funds / Annual Report / June 30, 2020

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2020.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	98	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 80 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003.Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	98	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	98	Member of the independent review committee for SEI’s Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2020	73

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 62 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 72 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Director of SEI Alpha Strategy Portfolios, L.P. from 2007 to 2013. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	98	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, SEI Insurance Products Trust, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	98	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, The KP Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 76 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	98	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of Liquid Asset Trust from 2008 to 2016. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 65 years old	Trustee	since 2016	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernest & Young LLP from 2006- 2015. Partner Ernest & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	98	Trustee of SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, SEI Insurance Products Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 69 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Teach Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2018. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	98	Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

74	New Covenant Funds / Annual Report / June 30, 2020

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 73 yrs. Old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter Rodriguez One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 46 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 49 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004 - July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 52 yrs. old	Vice President	since 2012	Director of Global Investment Product Management January 2004 - to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 -March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 - April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2020	75

DISCLOSURE OF FUND EXPENSES

June 30, 2020

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (December 31, 2019 to June 30, 2020).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2020	Ending Account Value 6/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$968.80	0.72%	$3.52
Hypothetical 5% Return	$1,000.00	$1,021.28	0.72%	$3.62
Income Fund
Actual Fund Return	$1,000.00	$1,039.90	0.80%	$4.06
Hypothetical 5% Return	$1,000.00	$1,020.89	0.80%	$4.02
Balanced Growth Fund
Actual Fund Return	$1,000.00	$1,004.90	0.13%	$0.65
Hypothetical 5% Return	$1,000.00	$1,024.22	0.13%	$0.65
Balanced Income Fund
Actual Fund Return	$1,000.00	$1,021.50	0.15%	$0.75
Hypothetical 5% Return	$1,000.00	$1,024.12	0.15%	$0.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown).
†	Excludes expenses of the underlying affiliated investment companies.

76	New Covenant Funds / Annual Report / June 30, 2020

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 24, 2020, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

New Covenant Funds / Annual Report / June 30, 2020	77

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

At the March 23-25, 2020 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved

78	New Covenant Funds / Annual Report / June 30, 2020

or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 10-11, 2019, December 3-4, 2019 and June 23-24, 2020. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

New Covenant Funds / Annual Report / June 30, 2020	79

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED) (Concluded)

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

80	New Covenant Funds / Annual Report / June 30, 2020

NOTICE TO SHAREHOLDERS

For shareholders who do not have a June 30, 2020 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2020 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2020, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
New Covenant Growth Fund	76.37%	23.63%	100.00%	97.71%	100.00%	0.00%	0.19%	100.00%
New Covenant Income Fund	0.00%	100.00%	100.00%	0.00%	0.00%	4.65%	44.29%	0.00%
New Covenant Balanced Growth Fund	57.29%	42.71%	100.00%	6.11%	5.93%	0.00%	0.00%	100.00%
New Covenant Balanced Income Fund	43.11%	56.89%	100.00%	19.63%	20.60%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2020 Form 1099-DIV.

(3)

‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

New Covenant Funds / Annual Report / June 30, 2020	81

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2020

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NF-Annual (06/20)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan Cote, George J. Sullivan, Jr. and Hubert L. Harris. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2020 and 2019 as follows:

		Fiscal Year 2020			Fiscal Year 2019
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$69,330	N/A	$0	$68,640	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$417,252	$0	$0	$273,762	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2020	Fiscal Year 2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2020 and 2019 were $417,252 and $273,762, respectively. Non-audit fees consist of a service organization controls report review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 4, 2020

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 4, 2020